SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                           CONSTELLATION BRANDS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
      (4) Proposed  maximum  aggregate  value  of  transaction:

          ----------------------------------------------------------------------
      (5) Total fee paid:

          ----------------------------------------------------------------------

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset  as provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
                                 -----------------------------------------------
      (2) Form, Schedule or Registration Statement No.:
                                                       -------------------------
      (3) Filing Party:
                       ---------------------------------------------------------
      (4) Date Filed:
                     -----------------------------------------------------------

                                                                PRELIMINARY COPY

                              [CONSTELLATION LOGO]

                         ------------------------------
                         Annual Meeting of Stockholders
                         ------------------------------



                                                                   June __, 2002

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Constellation Brands, Inc. at One HSBC Plaza, 100 Chestnut Street, Rochester, New York, on Tuesday, July 23, 2002 at 11:00 a.m. (local time).

     The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters expected to be acted upon at the meeting. Also contained in this package is the Company's 2002 Annual Report to Stockholders, which consists of the Company's 2002 glossy report and its Form 10-K for the fiscal year ended February 28, 2002 that sets forth important business and financial information concerning the Company.

     We hope you are able to attend this year's Annual Meeting.

                                                Very truly yours,

                                                /s/ Richard Sands

                                                RICHARD SANDS
                                                Chairman of the Board, President
                                                and Chief Executive Officer

                      [This Page Intentionally Left Blank]

                                                                PRELIMINARY COPY

                           CONSTELLATION BRANDS, INC.

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 23, 2002
                    ----------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CONSTELLATION BRANDS, INC. (the "Company") will be held at One HSBC Plaza, 100 Chestnut Street, Rochester, New York, on Tuesday, July 23, 2002 at 11:00 a.m. (local time) for the following purposes more fully described in the accompanying Proxy Statement:

     1.   To elect directors of the Company (Proposal No. 1).

     2. To amend and restate the Company's existing Restated Certificate of Incorporation (Proposal No. 2) to:

          (a) increase the number of authorized shares of the Company's Class A Common Stock from 120,000,000 shares to 275,000,000 shares, and

          (b) increase the number of authorized shares of the Company's Class B Common Stock from 20,000,000 shares to 30,000,000 shares.

     3.   To re-approve the Company's Long-Term Stock Incentive Plan pursuant to
          Section 162(m) of the Internal Revenue Code (Proposal No. 3).

     4. To re-approve the Company's Annual Management Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code (Proposal No. 4).

     5. To consider and act upon a proposal to ratify the selection of KPMG LLP, Certified Public Accountants, as the Company's independent public accountants for the fiscal year ending February 28, 2003 (Proposal No.
          5).

     6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 31, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     A  Proxy  Statement  and  proxy  are  enclosed.

     WE HOPE YOU WILL ATTEND THIS MEETING IN PERSON, BUT IF YOU CANNOT, PLEASE SIGN AND DATE THE ENCLOSED PROXY. RETURN THE PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ David S. Sorce

                                            DAVID S. SORCE, Secretary

Fairport, New York
June __, 2002

                      [This Page Intentionally Left Blank]

                                                                PRELIMINARY COPY

                           CONSTELLATION BRANDS, INC.
                          300 WillowBrook Office Park
                            Fairport, New York 14450
                          ---------------------------
                                PROXY STATEMENT
                          ---------------------------

                       2002 ANNUAL MEETING OF STOCKHOLDERS


     This Proxy Statement is being furnished to the stockholders of CONSTELLATION BRANDS, INC. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company. The proxies are for use at the 2002 Annual Meeting of Stockholders of the Company and at any adjournment thereof (the "Meeting"). The Meeting will be held on Tuesday, July 23, 2002 at 11:00 a.m. (local time) at One HSBC Plaza, 100 Chestnut Street, Rochester, New York.

     The shares represented by your proxy, if the proxy is properly executed and returned, and not revoked, will be voted at the Meeting as therein specified. You may revoke your proxy at any time before the proxy is exercised by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the Meeting and voting in person.

     The shares represented by your proxy will be voted FOR the election of the director nominees named herein (Proposal No. 1), unless you specifically withhold authority to vote for one or more of the director nominees. Further, unless you indicate otherwise, the shares represented by your proxy will be voted FOR the proposal to amend and restate the Company's existing Restated Certificate of Incorporation, which would include a vote FOR the approval to increase the number of authorized shares of the Company's Class A Common Stock from 120,000,000 shares to 275,000,000 shares and a vote FOR the approval to increase the number of authorized shares of the Company's Class B Common Stock from 20,000,000 shares to 30,000,000 shares (collectively, Proposal No. 2); FOR the proposal to re-approve the Company's Long-Term Stock Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code (Proposal No. 3); FOR the proposal to re-approve the Company's Annual Management Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code (Proposal No. 4); and FOR the ratification of the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending February 28, 2003 (Proposal No. 5).

     The enclosed proxy has been designed so that it can be used by stockholders owning any combination of the Company's outstanding capital stock. The outstanding capital stock of the Company consists of Class A Common Stock, par value $.01 per share (the "Class A Stock"), and Class B Common Stock, par value $.01 per share (the "Class B Stock"). ALL SHARE, OPTION AND SIMILAR INFORMATION INCLUDED IN THIS PROXY STATEMENT REFLECTS THE EFFECT OF THE COMPANY'S TWO-FOR-ONE STOCK SPLITS THAT WERE DISTRIBUTED IN THE FORM OF STOCK DIVIDENDS ON MAY 14, 2001 AND MAY 13, 2002 TO STOCKHOLDERS OF RECORD ON APRIL 30, 2001 AND APRIL 30, 2002, RESPECTIVELY.

     This Proxy Statement and the accompanying proxy are being first mailed to stockholders on or about June __, 2002.

     The cost of soliciting proxies will be borne by the Company. In addition to the solicitation by use of the mails, directors, officers or regular employees of the Company, without extra compensation, may solicit proxies in person or by telephone or facsimile. The Company has requested persons holding stock for others in their names or in the names of nominees to forward these materials to the beneficial owners of such shares. If requested, the Company will reimburse such persons for their reasonable expenses in forwarding these materials.


                                VOTING SECURITIES

     The total outstanding capital stock of the Company, as of May 31, 2002, consisted of 717,115,176 shares of Class A Stock and 12,099,090 shares of Class B Stock. Each share of Class B Stock is convertible into one share of Class A Stock at any time at the option of the holder.

     Only holders of record of Class A Stock and Class B Stock on the books of the Company at the close of business on May 31, 2002, the record date for eligibility to vote at the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournment thereof. Except as otherwise required by Delaware law, the holders of the Class A Stock and the holders of the Class B Stock vote together as a single class on all matters other than the election of directors. Each holder of Class A Stock is entitled to one (1) vote for each share of Class A Stock registered in such holder's name, and each holder of Class B Stock is entitled to ten (10) votes for each share of Class B Stock registered in such holder's name. Therefore, holders of Class A Stock are entitled to cast a total of 77,115,176 votes and holders of Class B Stock are entitled to cast a total of 120,990,900 votes at the Meeting.

     The holders of a majority of the outstanding aggregate voting power of the Class A Stock and the Class B Stock present at the Meeting, in person or by proxy, will constitute a quorum. Shares represented by proxies marked as abstentions will be counted toward determining the presence of a quorum.
Proxies relating to shares held in "street name" by brokers or other nominees which may be voted with respect to some, but not all, matters without instruction from the beneficial owner ("broker non-votes") are counted as shares present for determining a quorum.

     Under Delaware law and the Company's Restated Certificate of Incorporation and By-laws, directors are elected by a plurality of the votes cast (the highest number of votes cast) by the holders of the shares entitled to vote and actually voting, in person or by proxy. Pursuant to the Company's Restated Certificate of Incorporation, the holders of the Class A Stock, voting as a separate class, are entitled to elect one-fourth of the number of directors to be elected at the Meeting (rounded up to the next number if the total number of directors to be elected is not evenly divisible by four). The holders of the Class B Stock, voting as a separate class, are entitled to elect the remaining number of directors to be elected at the Meeting. Since the Board of Directors nominated seven directors, the holders of Class A Stock will be entitled to elect two directors and the holders of Class B Stock will be entitled to elect five directors. Because the directors are elected by a plurality of the votes cast in each election, votes that are withheld will not be counted and, therefore, will not affect the outcome of the elections.

     The adoption of the proposal to amend and restate the Company's existing Restated Certificate of Incorporation (Proposal No. 2) requires two separate votes: one vote to approve the increase in the number of authorized shares of the Company's Class A Stock from 120,000,000 shares to 275,000,000 shares and another vote to approve the increase in the number of authorized shares of the Company's Class B Stock from 20,000,000 shares to 30,000,000 shares. Each approval requires the affirmative vote of the holders of a majority of all outstanding shares of Class A Stock and Class B Stock entitled to vote thereon, voting together as a single class, provided that the holders of Class A Stock will have one (1) vote per share and the holders of Class B Stock will have ten
(10) votes per share. Abstentions and broker non-votes, if applicable, will therefore have the effect of negative votes. The increases in the number of authorized shares of Class A Stock and Class B Stock are interdependent, and the Company's existing Restated Certificate of Incorporation will not be amended and restated unless the requisite vote for both approvals is obtained.

     The adoption of the proposal to re-approve the Company's Long-Term Stock Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code (Proposal No. 3) requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock are entitled to vote as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share. Therefore, abstentions will have the effect of negative votes. However, because broker non-votes are not considered entitled to vote, they will not affect the outcome of the vote.

     The adoption of the proposal to re-approve the Company's Annual Management Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code (Proposal No. 4) requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock are entitled to vote as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share. Therefore, abstentions will have the effect of negative votes. However, because broker non-votes are not considered entitled to vote, they will not affect the outcome of the vote.

     The ratification of the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending February 28, 2003 (Proposal No. 5) requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock are entitled to vote as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share. Therefore, abstentions will have the effect of negative votes. However, because broker non-votes are not considered entitled to vote, they will not affect the outcome of the vote.


                              BENEFICIAL OWNERSHIP

     As of May 31, 2002, the following tables and notes set forth (i) the persons known to the Company to beneficially own more than 5% of the Class A Stock or Class B Stock, (ii) the number of shares beneficially owned by them, and (iii) the percent of such class so owned, rounded to the nearest one-tenth of one percent. This information is based on information furnished to the Company by or on behalf of each person concerned. Unless otherwise noted, the percentages of ownership were calculated on the basis of 77,115,176 shares of Class A Stock and 12,099,090 shares of Class B Stock outstanding as of the close of business on May 31, 2002.


                                                CLASS A STOCK
-------------------------------------------------------------------------------------------------------------

                                                AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)
                                            ---------------------------------------------------


NAME AND ADDRESS OF                          SOLE POWER TO      SHARED POWER TO                    PERCENT OF
BENEFICIAL OWNER                            VOTE OR DISPOSE     VOTE OR DISPOSE       TOTAL         CLASS (1)
-------------------                         ----------------    ---------------    ------------    ----------
Robert Sands
  300 WillowBrook Office Park
  Fairport, NY  14450                            968,092 (2)      294,712 (2)        1,262,804        1.6%

Richard Sands
  300 WillowBrook Office Park
  Fairport, NY  14450                            949,031 (4)      294,712 (4)        1,243,743        1.6%


NAME AND ADDRESS OF                          SOLE POWER TO      SHARED POWER TO                    PERCENT OF
BENEFICIAL OWNER                            VOTE OR DISPOSE     VOTE OR DISPOSE       TOTAL         CLASS (1)
-------------------                         ----------------    ---------------    ------------    ----------

CWC Partnership-I
  300 WillowBrook Office Park
  Fairport, NY  14450                               -             236,188 (5)          236,188        0.3%


Trust for the benefit of Andrew
Stern, M.D. under the will of
Laurie Sands
  300 WillowBrook Office Park
  Fairport, NY  14450                               -             236,188 (6)          236,188        0.3%


Stockholders Group Pursuant to
Section 13(d)(3) of the Securities
Exchange Act of 1934, as amended (7)                -           2,211,835 (7)        2,211,835        2.8%



                                                CLASS B STOCK
-------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF                          SOLE POWER TO      SHARED POWER TO                    PERCENT OF
BENEFICIAL OWNER                            VOTE OR DISPOSE     VOTE OR DISPOSE       TOTAL         CLASS (1)
-------------------                         ----------------    ---------------    ------------    ----------

Richard Sands
  300 WillowBrook Office Park
  Fairport, NY  14450                          2,954,116           5,430,072 (4)     8,384,188       69.3%

Robert Sands
  300 WillowBrook Office Park
  Fairport, NY  14450                          2,951,296           5,430,072 (2)     8,381,368       69.3%

Trust for the benefit of Andrew
Stern, M.D. under the will of
Laurie Sands
  300 WillowBrook Office Park
  Fairport, NY  14450                               -              3,331,356 (6)     3,331,356       27.5%

CWC Partnership-I
  300 WillowBrook Office Park
  Fairport, NY  14450                               -              3,049,540 (5)     3,049,540       25.2%

Trust for the benefit of the
Grandchildren of Marvin and
Marilyn Sands
  300 WillowBrook Office Park
  Fairport, NY  14450                               -              2,025,000 (8)     2,025,000       16.7%

Stockholders Group Pursuant to
Section 13(d)(3) of the Securities
Exchange Act of 1934, as
amended (7)                                         -             11,335,484 (7)    11,335,484       93.7%


----------------------------

(1) The number of shares and the percentage of ownership set forth in the Class A Stock table includes the number of shares of Class A Stock that can be purchased by exercising stock options that are exercisable on May 31, 2002 or become exercisable within 60 days thereafter ("presently exercisable"). Such number does not include the number of option shares that may become exercisable within sixty (60) days of May 31, 2002 due to certain acceleration provisions in certain awards, which accelerations cannot be foreseen on the date of this Proxy Statement. Such number also does not include the shares of Class A Stock issuable pursuant to the conversion feature of the Class B Stock beneficially owned by each person. The number of shares and percentage of ownership assuming conversion of Class B Stock into Class A Stock are contained in the footnotes. For purposes of calculating the percentage of ownership of Class A Stock in the table and in the footnotes, additional shares of Class A Stock equal to the number of presently exercisable options and, as appropriate, the number of shares of Class B Stock owned by each person are assumed to be outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act. Where the footnotes reflect shares of Class A Stock as being included, such shares are included only in the Class A Stock table and where the footnotes reflect shares of Class B Stock as being included, such shares are included only in the Class B Stock table.

(2) The amount reflected as shares of Class A Stock over which Robert Sands has the sole power to vote or dispose includes 698,186 shares of Class A Stock issuable upon the exercise of options which are presently exercisable by Mr. Sands. The amounts reflected as shares over which Mr. Sands shares power to vote or dispose include, as applicable, 235,804 shares of Class A Stock and 2,715,856 shares of Class B Stock owned by CWC Partnership-I, a New York general partnership ("CWCP-I"), of which Robert Sands is a managing partner, 73,716 shares of Class B Stock owned by the Marvin Sands Master Trust (the "Master Trust"), of which Robert Sands is a trustee and beneficiary, 384 shares of Class A Stock and 333,684 shares of Class B Stock owned by M, L, R & R, a New York general partnership ("MLR&R"), of which Mr. Sands and the Master Trust are general partners, 281,816 shares of Class B Stock owned by CWC Partnership-II, a New York general partnership ("CWCP-II"), of which Mr. Sands is a trustee of the managing partner, 2,025,000 shares of Class B Stock owned by the trust described in footnote (8) below, and 58,524 shares of Class A Stock owned by the Mac and Sally Sands Foundation, Incorporated, a Virginia corporation (the "Sands Foundation"), of which Mr. Sands is a director and officer. Mr. Sands disclaims beneficial ownership of all of the foregoing shares except to the extent of his ownership interest in CWCP-I and MLR&R and his beneficial interest in the Master Trust. The amounts reflected do not include 91,760 shares of Class A Stock owned by Mr. Sands' wife, individually and as custodian for their minor children, the remainder interest Mr. Sands has in 709,430 of the 2,150,004 shares of Class A Stock subject to the life estate held by Marilyn Sands described in footnote (3) below or the remainder interest of CWCP-II in 723,906 of such shares. Mr. Sands disclaims beneficial ownership with respect to all such shares. Assuming the conversion of Class B Stock beneficially owned by Mr. Sands into Class A Stock, Mr. Sands would beneficially own


     9,644,172 shares of Class A Stock, representing 11.2% of the outstanding Class A Stock after such conversion.

(3) Marilyn Sands is the beneficial owner of a life estate in 2,150,004 shares of Class A Stock that includes the right to receive income from and the power to vote and dispose of such shares. The remainder interest in such shares is held by Richard Sands, Robert Sands and CWCP-II.

(4) The amount reflected as shares of Class A Stock over which Richard Sands has the sole power to vote or dispose includes 747,653 shares of Class A Stock issuable upon the exercise of options which are presently exercisable by Mr. Sands. The amounts reflected as shares over which Mr. Sands shares power to vote or dispose include, as applicable, 235,804 shares of Class A Stock and 2,715,856 shares of Class B Stock owned by CWCP-I, of which Richard Sands is a managing partner, 73,716 shares of Class B Stock owned by the Master Trust, of which Mr. Sands is a trustee and beneficiary, 384 shares of Class A Stock and 333,684 shares of Class B Stock owned by MLR&R, of which Mr. Sands and the Master Trust are general partners, 281,816 shares of Class B Stock owned by CWCP-II, of which Mr. Sands is a trustee of the managing partner, 2,025,000 shares of Class B Stock owned by the trust described in footnote (8) below, and 58,524 shares of Class A Stock owned by the Sands Foundation, of which Mr. Sands is a director and officer. Mr. Sands disclaims beneficial ownership of all of the foregoing shares except to the extent of his ownership interest in CWCP-I and MLR&R and his beneficial interest in the Master Trust. The amounts reflected do not include 7,860 shares of Class A Stock owned by Mr. Sands' wife, the remainder interest Mr. Sands has in 716,668 of the 2,150,004 shares of Class A Stock subject to the life estate held by Marilyn Sands described in footnote (3) above or the remainder interest of CWCP-II in 723,906 of such shares. Mr. Sands disclaims beneficial ownership with respect to all such shares. Assuming the conversion of Class B Stock beneficially owned by Mr. Sands into Class A Stock, Mr. Sands would beneficially own 9,627,931 shares of Class A Stock, representing 11.2% of the outstanding Class A Stock after such conversion.

(5) The amounts reflected include, as applicable, 384 shares of Class A Stock and 333,684 shares of Class B Stock owned by MLR&R, of which CWCP-I is a general partner. The shares owned by CWCP-I are included in the number of shares beneficially owned by Richard Sands and Robert Sands, the managing partners of CWCP-I, the Marital Trust (defined in footnote (6) below), a partner of CWCP-I which owns a majority in interest of the CWCP-I partnership interests, and the group described in footnote (7) below. The other partners of CWCP-I are trusts for the benefit of Laurie Sands' children. Assuming the conversion of Class B Stock beneficially owned by CWCP-I into Class A Stock, CWCP-I would beneficially own 3,285,728 shares of Class A Stock, representing 4.1% of the outstanding Class A Stock after such conversion.

(6) The amounts reflected include, as applicable, 235,804 shares of Class A Stock and 2,715,856 shares of Class B Stock owned by CWCP-I, in which the Trust for the benefit of Andrew Stern, M.D. under the will of Laurie Sands (the "Marital Trust") is a partner and owns a majority in interest of the CWCP-I partnership interests, 281,816 shares of Class B Stock owned by CWCP-II, in which the Marital Trust is a partner and owns a majority in interest of the CWCP-II partnership interests, and 384 shares of Class A Stock and 333,684 shares of Class B Stock owned by MLR&R, of which CWCP-I is a general partner. The Marital Trust disclaims beneficial ownership with respect to all of the foregoing shares except to the extent of its ownership interest in CWCP-I and CWCP-II. The amounts reflected do not include the remainder interest CWCP-II has in 723,906 of the 2,150,004 shares of Class A Stock subject to the life estate held by Marilyn Sands described in footnote (3) above. The Marital Trust disclaims beneficial ownership with respect to all such shares. Assuming the conversion of Class B Stock beneficially owned by the Marital Trust into Class A Stock, the Marital Trust would beneficially own 3,567,544 shares of Class A Stock, representing 4.4% of the outstanding Class A Stock after such conversion.

(7) The group as reported consists of Richard Sands, Robert Sands, CWCP-I, CWCP-II, and the trust described in footnote (8) (collectively, the "Group"). The basis for the Group consists of: (i) a Stockholders Agreement among Richard Sands, Robert Sands and CWCP-I and (ii) the fact that the familial relationship between Richard Sands and Robert Sands, their actions in working together in the conduct of the business of the Company and their capacity as partners and trustees of the other members of the Group may be deemed to constitute an agreement to "act in concert" with respect to the Company's shares. The members of the Group disclaim that an agreement to act in concert exists.


     Except with respect to the shares subject to the Stockholders Agreement, the shares owned by CWCP-I and CWCP-II and the shares held by the trust described in footnote (8) below, no member of the Group is required to consult with any other member of the Group with respect to the voting or disposition of any shares of the Company. Assuming the conversion of Class B Stock beneficially owned by the Group into Class A Stock, the Group would beneficially own 13,547,319 shares of Class A Stock, representing 15.1% of the outstanding Class A Stock after such conversion.

(8) The trust was created by Marvin Sands under the terms of an Irrevocable Trust Agreement dated November 18, 1987 (the "Trust"). The Trust is for the benefit of the present and future grandchildren of Marvin and Marilyn Sands. The Co-Trustees of the Trust are Richard Sands and Robert Sands. Unanimity of the Co-Trustees is required with respect to voting and disposing of the Class B Stock owned by the Trust. The shares owned by the Trust are included in the number of shares beneficially owned by Richard Sands, Robert Sands and the Group. Assuming the conversion of Class B Stock beneficially owned by the Trust into Class A Stock, the Trust would beneficially own 2,025,000 shares of Class A Stock, representing 2.6% of the outstanding Class A Stock after such conversion.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table summarizes the annual and long-term compensation paid to the Company's Chief Executive Officer and the other four most highly compensated executive officers (as determined at the end of the fiscal year ended February 28, 2002 (collectively, the "Named Executives")) for the fiscal years ended February 28, 2002, February 28, 2001 and February 29, 2000.


                                              SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------
                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                          ANNUAL COMPENSATION             AWARDS (2)
                                                  ------------------------------------   ------------
                                                                             OTHER        SECURITIES
                                                                             ANNUAL       UNDERLYING     ALL OTHER
                                                                          COMPENSATION     OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR     SALARY      BONUS         (1)            (3)            (4)
                                           ----   ----------  ---------   ------------   ------------   ------------
Richard Sands,                             2002   $  630,300  $ 819,390   $ 84,480 (5)     163,200       $  56,217
Chairman of the Board, President and       2001      606,050    425,447     74,359 (5)     125,200          49,039
Chief Executive Officer                    2000      545,782    491,204       -             65,600          51,191

                                           2002   $  559,100  $ 726,830   $ 84,051 (6)     136,000       $  50,174
Robert Sands,                              2001      537,601    377,396     84,607 (6)     115,200          44,076
Group President                            2000      530,241    477,217     87,806 (6)      64,000          49,870

Alexander L. Berk,                         2002   $  494,000  $ 543,400       -             84,000       $  44,818
President and Chief Executive Officer of   2001      475,000    328,150       -            100,000          41,196
Barton Incorporated (7)                    2000      440,000    374,000       -            100,000          48,800

Peter Aikens,                              2002   $  394,186  $ 401,092       -             68,400       $ 141,907
President and Chief Executive Officer of   2001      354,870    127,095       -             68,000         127,751
Matthew Clark plc (8)                      2000      386,886    138,611       -             33,600         139,277

Thomas S. Summer,                          2002   $  343,200  $ 377,520       -             84,400       $  32,934
Executive Vice President and Chief         2001      330,000    178,200       -             76,400          29,025
Financial Officer                          2000      261,800    176,715       -             22,000          27,053


----------------------

(1) None of the Named Executives, other than as indicated, received any individual perquisites or other personal benefits exceeding the lesser of $50,000 or 10% of the total salary and bonus reported for such executive officer during the periods covered by the Summary Compensation Table.

(2) None of the Named Executives received any restricted stock awards or any pay-outs under long-term incentive plans during the periods covered by the Summary Compensation Table.

(3) The securities consist of shares of Class A Stock underlying stock options. See the table below entitled "Option Grants in Last Fiscal Year" and the footnotes to that table for additional information.

(4)  Amounts  reported  for  2002  consist  of:

     -    Company  401(k)  contributions  under  the Company's 401(k) and Profit
          Sharing Plan: Richard Sands $5,100; Robert Sands $4,831; Alexander Berk $5,100; and Thomas Summer $5,100.

     - Company profit sharing contributions under the Company's 401(k) and Profit Sharing Plan: Richard Sands $13,787; Robert Sands $13,787;
          Alexander  Berk  $13,668;  and  Thomas  Summer  $13,787.

     -    Company  contributions  under  the  Company's  Supplemental  Executive
          Retirement  Plan:  Richard  Sands   $37,330;  Robert  Sands   $31,556;
          Alexander  Berk  $26,050;  and  Thomas  Summer  $14,047.

     -    Company  contribution  to  personal  pension  plan  for  Peter Aikens:
          $141,907.

(5) The amounts shown include $84,480 in 2002 and $73,463 in 2001 for use of the corporate aircraft.

(6)  The  amounts  shown include $84,051 in 2002, $84,057 in 2001 and $87,176 in
     2000  for  use  of  the  corporate  aircraft.

(7)  Barton Incorporated is a wholly-owned subsidiary of the Company.

(8) In April 2002, Mr. Aikens retired from his employment with Matthew Clark plc, a wholly-owned subsidiary of the Company. Mr. Aikens is paid in British pound sterling. The amounts appearing in the table and footnotes are converted into dollars using the weighted average exchange rate for the applicable fiscal year.

STOCK  OPTIONS

     The following table contains information concerning stock option grants to the Named Executives during the fiscal year ended February 28, 2002. No stock appreciation rights ("SARs") were granted to any of the Named Executives in that year. The columns labeled "Potential Realizable Value" are based on hypothetical 5% and 10% growth assumptions, as required by the Securities and Exchange Commission. The Company cannot predict the actual growth rate of its Common Stock.



                                      OPTION GRANTS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------------------------------------

                                           INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
------------------------------------------------------------------------------         VALUE AT ASSUMED
                                                                                        ANNUAL RATES OF
                         NUMBER OF     % OF TOTAL                                         STOCK PRICE
                        SECURITIES       OPTIONS                                        APPRECIATION FOR
                        UNDERLYING     GRANTED TO     EXERCISE OR                         OPTION TERM
                         OPTIONS      EMPLOYEES IN    BASE PRICE    EXPIRATION      -------------------------
NAME                    GRANTED (1)    FISCAL YEAR    ($/SH) (2)       DATE             5%            10%
----                    -----------   ------------   ------------   ----------      -----------   -----------
Richard Sands            63,200 (3)       1.3%         $ 17.7425     04/10/11       $   705,196   $ 1,787,105
                        100,000 (4)       2.0%         $ 20.50       09/26/11       $ 1,289,234   $ 3,267,172
Robert Sands             56,000 (3)       1.1%         $ 17.7425     04/10/11       $   624,857   $ 1,583,511
                         80,000 (4)       1.6%         $ 20.50       09/26/11       $ 1,031,387   $ 2,613,738
Alexander L. Berk        44,000 (3)       0.9%         $ 17.7425     04/10/11       $   490,959   $ 1,244,187
                         40,000 (4)       0.8%         $ 20.50       09/26/11       $   515,694   $ 1,306,869
Peter Aikens             28,400 (3)       0.6%         $ 17.7425     04/10/11       $   316,892   $   803,066
                         40,000 (4)       0.8%         $ 20.50       09/26/11       $   515,694   $ 1,306,869
Thomas S. Summer         34,400 (3)       0.7%         $ 17.7425     04/10/11       $   383,841   $   972,728
                         50,000 (4)       1.0%         $ 20.50       09/26/11       $   644,617   $ 1,633,586
----------------------

(1) The securities consist of shares of Class A Stock underlying non-qualified stock options that were granted pursuant to the Company's Long-Term Stock Incentive Plan, as amended (the "Plan"). The stock options were granted for terms of no greater than 10 years, subject to earlier termination upon the occurrence of certain events related to termination of employment. Under the Plan, the vesting of stock options accelerates in the event of a change of control, as defined in the Plan.

(2) The exercise price per share of each option is equal to the closing market price of a share of Class A Stock on the date of grant.

(3)  This  option  has  become  fully  exercisable.

(4) This option vests and becomes fully exercisable on September 26, 2005, unless it becomes exercisable on an earlier date as follows: (i) 50% of this option has become exercisable; and (ii) the remaining 50% of this option will become exercisable after the fair market value of a share of Class A Stock has been at least $31.175 for fifteen (15) consecutive trading days.

     The following table sets forth information regarding: (i) shares acquired and the value realized upon the exercise of stock options by the Named Executives during the fiscal year ended February 28, 2002; and (ii) the number and value of exercisable and unexercisable stock options held by the Named
Executives  as  of  February  28,  2002.  There  are  no  outstanding  SARs.



                                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                        AND FISCAL YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------

                                                          NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                               UNDERLYING                      IN-THE-MONEY
                           SHARES                         UNEXERCISED OPTIONS                    OPTIONS
                          ACQUIRED                           AT FY-END (1)                      AT FY-END
                             ON          VALUE        ----------------------------     ----------------------------
NAME                      EXERCISE      REALIZED      EXERCISABLE    UNEXERCISABLE      EXERCISABLE   UNEXERCISABLE
----                      --------    -----------     -----------    -------------     -------------  -------------
Richard Sands                 -              -         654,226         194,974         $  11,160,935   $ 2,004,296
Robert Sands                  -              -         636,693         169,707         $  11,059,218   $ 1,774,876
Alexander L. Berk           87,040    $ 1,575,620      385,600         123,360         $   6,260,853   $ 1,410,613
Peter Aikens               129,800    $ 1,129,011      146,826          93,374         $   1,979,346   $ 1,022,980
Thomas S. Summer           164,960    $ 2,350,763      113,700         108,940         $   1,501,163   $ 1,175,784
---------------------

(1) The securities consist of shares of Class A Stock underlying stock options that were granted pursuant to Company plans that were approved by its stockholders.

REPORT WITH RESPECT TO EXECUTIVE COMPENSATION

     The following report is required by the Securities and Exchange Commission's executive compensation rules in order to standardize the reporting of executive compensation by public companies. This information shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement by reference and shall not otherwise be treated as filed under the securities laws.

     GENERAL

     The Human Resources Committee of the Board of Directors administers the Company's executive compensation program. The Human Resources Committee is composed of Jeananne Hauswald, Thomas McDermott and Paul Smith, each of whom is a non-employee director.

     The objectives of the Company's executive compensation program are to (i) be competitive with the pay practices of other companies of comparable size and status, including those in the beverage alcohol industry, and (ii) attract, motivate and retain key executives who are vital to the long-term success of the Company. As discussed in detail below, the Company's executive compensation program consists of both fixed (base salary) and variable, incentive-based compensation elements. These elements are designed to operate together to comprise performance-based annual cash compensation and stock-based compensation which align the interests of the Company's executives with the interests of its stockholders.

     Executive compensation is determined in light of the Company's performance during the fiscal year and taking into account compensation data of comparable companies. Specifically considered in fiscal year 2002 was the Company's adjusted operating income for fiscal 2002 as compared to that set forth in its fiscal 2002 operating plan.

     BASE SALARY

     With respect to annual compensation, the fundamental objective in setting base salary levels for the Company's senior management is to pay competitive rates to attract and retain high quality, competent executives. Competitive pay levels are determined based upon input of compensation consultants, independent industry surveys, proxy disclosures, salaries paid to attract new managers and past experience. The Human Resources Committee reviews data generated by Mercer Human Resource Consulting, Inc., a consultant to the Company, for competitive analyses. Base salary levels are determined based upon factors such as individual performance (e.g., leadership, level of responsibility, management skills and industry activities), Company performance and competitive pay packages.

     ANNUAL MANAGEMENT INCENTIVES

     In addition to their base salary, the Company's executives have the opportunity to earn an annual cash bonus. The annual bonus for executive officers for fiscal 2002 was based on attainment of certain target financial performance goals for the Company. Awards were based on a percentage of base salary, with target awards ranging from 55% to 65% of base salaries for executive officers. The purpose of the annual bonus is to motivate and provide an incentive to management to achieve specific business objectives and initiatives as set forth in the Company's annual operating plan and budget. For fiscal 2002, annual cash bonuses were awarded to each of the Named Executives in the amounts indicated in the Summary Compensation Table.

     Future cash bonuses for the participating executives will be determined by the Human Resources Committee pursuant to, or in a manner similar to that contemplated by, the Company's Annual Management Incentive Plan. Pursuant to that plan, the Committee would award cash bonuses to the participating executives in the event that the Company attains one or more pre-set performance targets.

     STOCK OPTIONS, SARS AND RESTRICTED STOCK

     In connection with the executive compensation program, long-term incentive awards in the form of, among others, stock options, stock appreciation rights and restricted stock are available for grant under the Company's Long-Term Stock Incentive Plan and Incentive Stock Option Plan. Awards have been primarily in the form of non-qualified stock options granted under the Company's Long-Term Stock Incentive Plan. These arrangements balance the annual operating objectives of the annual cash incentive plan with the Company's longer-term stockholder value building strategies. The Human Resources Committee and the Board of Directors grant these stock-based incentive awards from time to time for the purpose of attracting and retaining key executives, motivating them to attain the Company's long-range financial objectives, and closely aligning their financial interests with long-term stockholder interests and share value.

     The Company believes that through the use of stock options, executives' interests are directly tied to enhanced stockholder value. The Human Resources Committee of the Board (as well as the full Board) has the flexibility of awarding non-qualified stock options, restricted stock, stock appreciation rights and other stock-based awards under the Company's Long-Term Stock Incentive Plan and incentive stock options under the Company's Incentive Stock Option Plan. This flexibility enables the Company to fine-tune its grants in order to maximize the alignment of the interests of the stockholders and management.

     During fiscal 2002, the Human Resources Committee awarded nonqualified options to all executive officers, including the Company's Chief Executive Officer, taking into account relevant market survey data, their position with the Company and the financial performance of the Company. The exercise prices of all the stock options awarded were equal to the market value of the underlying shares on the date of grant. Accordingly, the value of the awards depends solely upon future growth in the share value of the Company's Class A Stock.

     COMPENSATION OF CHIEF EXECUTIVE OFFICER

     For fiscal year 2002, the compensation of Richard Sands, the Company's Chief Executive Officer, was based on a variety of factors, as noted above. In this regard, the Human Resources Committee considered the Company's performance, as well as Mr. Sands' individual performance. In addition, the compensation packages of chief executive officers of certain comparable companies selected by Mercer Human Resource Consulting, Inc. were considered. Also taken into account was the Company's current executive salary and compensation structure.

     Richard Sands' base salary is believed to be in line with salaries of executives of similar companies and chief executive officers with similar responsibilities. Mr. Sands' annual cash incentive for fiscal 2002 was a percentage of his base salary based upon the Company's fiscal 2002 adjusted operating income as compared to that set forth in the Company's fiscal 2002 operating plan. The range for Mr. Sands' cash incentive award, from threshold, target and maximum (16%, 65% and 130%, respectively), was comparable to industry compensation survey data for executives in Richard Sands' position. For the fiscal year ended February 28, 2002, Richard Sands received a bonus of $819,390, 130% of his salary. As noted elsewhere in this Proxy Statement, during fiscal 2002, Mr. Sands also received stock options to purchase up to 163,200 shares of Class A Stock of the Company.

     DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section  162(m)  of  the  Internal  Revenue  Code  provides  that   certain
compensation in excess of $1 million per year paid to a company's chief executive officer and four other most highly paid executive officers may not be deductible by the company unless it qualifies as performance-based compensation. The Human Resources Committee recognizes the benefits of structuring executive compensation so that Section 162(m) does not limit the Company's tax deductions for such compensation, and the Company's Long-Term Stock Incentive Plan, Incentive Stock Option Plan and Annual Management Incentive Plan have been designed so that the Human Resources Committee may award performance-based compensation that is not subject to the limits imposed by Section 162(m). Under certain circumstances, the Human Resources Committee may decide to award executive compensation in an amount and form that is not deductible under
Section  162(m).

     The foregoing report is given by the members of the Human Resources Committee.

                                           HUMAN RESOURCES COMMITTEE

                                           Thomas C. McDermott (Chair)
                                           Jeananne K. Hauswald
                                           Paul L. Smith

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As described above, during fiscal 2002, Jeananne Hauswald, Thomas McDermott and Paul Smith served as members of the Human Resources Committee of the Company's Board of Directors. None of these individuals are or have ever been officers or employees of the Company.

STOCK PRICE PERFORMANCE GRAPH

     Set forth below is a line graph comparing, for the fiscal years ended the last day of February 1998, 1999, 2000, 2001 and 2002, the cumulative total stockholder return of the Company's Class A Stock and Class B Stock, with the cumulative total return of the S&P MidCap 400 Index, the Russell 2000 Index (see footnote (1) to the graph) and a peer group index comprised of companies in the beverage industry (the "Selected Peer Group Index") (see footnote (2) to the graph). The graph assumes the investment of $100.00 on February 28, 1997 in the Company's Class A Stock, Class B Stock, the S&P MidCap 400 Index, the Russell 2000 Index and the Selected Peer Group Index, and also assumes the reinvestment of all dividends.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                 -----------------------------------------------


                              [PERFORMANCE GRAPH]

                               1997     1998     1999     2000     2001     2002
                            -------  -------  -------  -------  -------  -------
STZ                         $100.00  $181.30  $173.58  $159.35  $207.64  $353.50
STZ.B                        100.00   168.42   154.89   147.37   192.48   320.84
Peer Group Index             100.00   118.75   127.97    99.40   124.55   134.04
Russell 2000 Index           100.00   129.95   111.58   166.56   138.51   138.98
S&P MidCap 400 Index         100.00   136.52   139.42   182.63   198.93   190.13


------------------

(1) The Company has historically compared its performance to that of the Russell 2000 Index. The Company has determined that a better measure for comparison purposes would be the S&P MidCap 400 Index, as opposed to the Russell 2000 Index or Russell 1000 Index, because the investment characteristics of the companies in the S&P MidCap 400 Index more closely match those of the Company. During the fiscal year ended February 28, 2002, as a result of the Company's increased market capitalization, the Company moved from the Russell 2000 Index to the Russell 1000 Index. In addition, the Company recently became a member of the S&P MidCap 400 Index, which is comprised of companies of comparable market capitalization.

(2) The Selected Peer Group Index is weighted according to the respective issuer's stock market capitalization and is comprised of the following companies: Adolph Coors Company (Class B Shares); Anheuser-Busch Companies, Inc.; The Boston Beer Company, Inc.; Brown-Forman Corporation (Class A and Class B Shares); Cadbury Schweppes plc; The Chalone Wine Group, Ltd.; Coca-Cola Bottling Co. Consolidated; Coca-Cola Company; Coca-Cola Enterprises Inc.; Diageo plc-ADR; LVMH Moet Hennessy Louis Vuitton; The Robert Mondavi Corporation (Class A Shares); PepsiCo, Inc.; and PepsiAmericas, Inc.

     There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted by the graph above. The Company neither makes nor endorses any predictions as to future stock performance.

     The Stock Price Performance Graph set forth above shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement by reference and shall not otherwise be treated as filed under the securities laws.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Alexander Berk and Barton Incorporated, a wholly-owned subsidiary of the Company, are parties to an employment agreement dated as of September 1, 1990, as amended on November 11, 1996 and October 20, 1998, that provides for Mr. Berk's compensation and sets forth the terms and conditions of Mr. Berk's employment with Barton. Under his employment agreement, Mr. Berk serves as the President and Chief Executive Officer of Barton and, by virtue of his current responsibilities with Barton, he is deemed an executive officer of the Company. While the initial term of the employment agreement expired on February 28, 2001, in accordance with the agreement, the term is automatically extended for one-year periods unless either Mr. Berk or Barton notifies the other that such party does not wish to extend it. The agreement will terminate prior to the expiration of the current term (i) upon Mr. Berk's death or Retirement, (ii) at Barton's election, for Cause or upon Mr. Berk's Complete Disability, and (iii) at Mr. Berk's election, for Good Reason (all as set forth in the agreement). If Barton decides not to extend the term of the agreement, or if the agreement terminates by reason of Mr. Berk's death, Complete Disability, or Retirement, or for Good Reason, Barton is obligated to pay to Mr. Berk a post-termination benefit equal to 100% of his then current base salary plus the amount of the bonus amount paid to him for the immediately preceding prior fiscal year. If Mr. Berk decides not to extend the term of the agreement, then Barton is obligated to pay to Mr. Berk a post-termination benefit equal to one half of the foregoing amount. In the event that Mr. Berk's employment is terminated for Good Reason, or is terminated by Barton for reasons other than death, Complete Disability, Cause, or Barton's decision not to extend the term of the agreement, then Mr. Berk is entitled to be paid (i) if the applicable conditions are satisfied, a supplementary post-termination benefit equal to what he otherwise would have been entitled to receive as his share of Barton's contribution to its profit-sharing and retirement plan for the fiscal year in which such termination occurs and (ii) an amount equal to the product of his then current base salary multiplied by the number of years remaining in the then term of the agreement. Post-termination benefits are payable to Mr. Berk in a lump sum as soon as practicable after employment terminates, except that any supplementary post-termination benefit is payable promptly after Barton's contribution to the retirement plan. The agreement requires Mr. Berk to keep certain information with respect to the Company confidential during and after his employment with the Company.

     Under the terms of a letter agreement between the Company and Thomas Summer, Executive Vice President and Chief Financial Officer of the Company, if Mr. Summer's employment is terminated without cause or if he voluntarily resigns within 30 days after a demotion or a material diminishment in his responsibilities, in either case without cause, or if there is a change in control of the Company, he will be entitled to receive severance compensation equal to his then current base compensation for a period of 12 months.

     In  April  2002,  Peter  Aikens,  President  and Chief Executive Officer of
Matthew Clark plc, retired from his employment with Matthew Clark. Consistent with the terms of Mr. Aikens' service agreement with the Company and in recognition of his service and his undertakings, among others, to assure a smooth transition of his duties and responsibilities and to refrain from engaging in certain activities competitive with the Company's business, the Company and Mr. Aikens entered into an agreement relating to his retirement from Matthew Clark. In accordance with the agreement, Mr. Aikens will serve as Non-Executive Chairman of Matthew Clark through April 30, 2004, and will be available to provide consulting services when needed through such date. Under the agreement, the Company paid to Mr. Aikens (pound) 151,008 (equivalent to $ 220,170, based on the exchange rate on his date of retirement (the "Exchange Rate")), which represents an amount equivalent to Mr. Aikens' target bonus award for the bonus year ended February 28, 2003. In addition,for one year following the date of his retirement, and provided Mr. Aikens continues to comply with the terms set forth in the agreement , the Company will pay him (pound) 33,363 (equivalent to $48,643, based on the Exchange Rate) each month for that year and will permit him to continue to participate, through April 30, 2003, in the Company's private health insurance arrangements on the same basis as during his employment. Further, upon Mr. Aikens' compliance with certain terms of the letter agreement, on March 30, 2003, the Company will (i) pay him the sum of (pound) 400,352 (equivalent to $583,713, based on the Exchange Rate) (representing an amount equivalent to his 12 months' salary, pension contributions and benefits excluding private medical insurance), (ii) pay him the sum of (pound) 151,008 (equivalent to $220,170, based on the Exchange Rate) (representing an amount equivalent to Mr. Aikens' target bonus award for the bonus year ended February 29, 2004), and (iii) permit him to continue to participate, through April 30, 2004, in the Company's private health insurance arrangements on the same basis as during his employment.

     The son of Peter Aikens has an equity interest in Harold Whitehead and Partners, which provides consulting services to Matthew Clark on an as needed basis. Over the course of the last year, approximately $469,193 was paid to Harold Whitehead and Partners for services rendered to Matthew Clark.

     Agustin Francisco Huneeus ("Mr. Huneeus") is the President and Chief Executive Officer of Franciscan Vineyards, Inc. ("Franciscan"), a wholly-owned subsidiary of the Company, and by virtue of his responsibilities with Franciscan, he is deemed an executive officer of the Company. His father, Agustin Huneeus, and other members of his immediate family, as well as Mr. Huneeus, individually and through various family owned entities (the "Huneeus Interests") engaged in certain transactions with Franciscan during the last fiscal year that are expected to be of an ongoing nature from year to year. The Huneeus Interests (a) engage Franciscan for certain wine processing services;
(b) engage Franciscan as the exclusive distributor of Quintessa wines under a long-term contract; (c) sell grapes to Franciscan pursuant to existing long-term contracts; (d) participate as partners with Franciscan in the ownership and operation of a winery and vineyards in Chile; (e) render brand management consulting and advisory services in the United States and internationally with respect to the Veramonte brand; and (f) render consulting services to Franciscan and the Company. Payments to the Huneeus Interests pursuant to these transactions and arrangements totaled approximately $4,790,300 for the last fiscal year. Payments from the Huneeus Interests to Franciscan for certain wine processing services totaled approximately $354,349 for the last fiscal year.

     By an Agreement dated December 20, 1990, the Company entered into a split-dollar insurance agreement with a trust established by Marvin Sands of which Robert Sands is the trustee. Pursuant to the Agreement, the Company pays the annual premium on an insurance policy (the "Policy") held in the trust, $209,063 in fiscal 2002, and the trust reimburses the Company for the portion of the premium equal to the "economic benefit" to Marilyn Sands, calculated in accordance with the United States Treasury Department rules then in effect ($25,236 for fiscal 2002). The Policy is a joint life policy payable upon the death of Marilyn Sands, as the survivor of the two insureds, with a face value of $5 million. Pursuant to the terms of the trust, Richard Sands, Robert Sands (in his individual capacity) and the children of Laurie Sands (the deceased sister of Richard and Robert Sands) will each receive one-third of the proceeds of the Policy (after the repayment of the indebtedness to the Company out of such proceeds as described below), if they survive Marilyn Sands. From the inception of the agreement through the end of fiscal 2002, the Company has paid aggregate premiums, net of reimbursements, of $2,382,327. The aggregate amount of such unreimbursed premiums constitutes indebtedness from the trust to the Company and is secured by a collateral assignment of the Policy. Upon the termination of the Agreement, whether by the death of Marilyn Sands or earlier cancellation, the Company is entitled to be repaid by the trust the amount of such indebtedness.

     Richard Sands, Robert Sands and four trusts formed under the will of Laurie Sands are the beneficial owners of a limited partnership which owns railroad cars. These cars are leased by the Company from the partnership at fair market rates. During fiscal year 2002, with respect to leasing these cars, the Company made payments to this limited partnership in the amount of $30,797. The Company expects to continue its present relationship with the limited partnership during fiscal year 2003.

     Richard Sands, Robert Sands and their mother, Marilyn Sands are beneficial owners of L, R, R & M, LLC, a Delaware limited liability company which owns the Inn on the Lake in Canandaigua, New York (the "Inn"). The Inn is leased and operated by a third party. The Inn is frequently used by the Company for Company functions and for its out-of-town employees visiting the Company on business. During the last fiscal year, the Company paid the operators of the Inn approximately $38,035 (exclusive of employee reimbursed expenses).

     In September 2001, R, R, M & C Partners, L.L.C., a Missouri limited liability company ("RRM&C") and M, L, R & R, a New York general partnership ("MLR&R"), both of which are affiliates of the Sands family, sold an aggregate of 4,300,000 shares of Class A Common Stock in a registered public offering. Substantially all of the equity interest of RR&MC is indirectly beneficially owned by Marilyn Sands, Richard Sands, Robert Sands and CWC Partnership-I, a New York general partnership ("CWCP-I"). Richard Sands and Robert Sands are the managing partners of CWCP-I. The general partners of MLR&R are Richard Sands, Robert Sands, CWCP-I, the Marvin Sands Master Trust (of which Marilyn Sands is a trustee and Richard Sands and Robert Sands are trustees and beneficiaries), and Andrew Stern (the brother-in-law of Richard Sands and Robert Sands). In connection with this offering, the Company provided customary indemnification to the selling stockholders and has been reimbursed for its expenses incurred in connection with the offering. In addition, as part of this offering, the Company sold 645,000 shares of its Class A Stock as a result of the underwriter's exercise of its option to purchase these shares at the public offering price less the underwriting discount, for the purpose of covering over-allotments.

     George Bresler, a director of the Company, is a partner of the law firm of Kurzman Eisenberg Corbin Lever & Goodman, LLP in New York, New York. The Company pays to Mr. Bresler individually an annual retainer of $30,000 for his legal services to the Company. The Company also includes Mr. Bresler under its non-working group medical policy and pays a monthly premium of approximately $264 for his coverage. James A. Locke III, a director of the Company, is a partner in the law firm of Nixon Peabody LLP, Rochester, New York, the Company's principal outside counsel.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Company's Class A Stock and Class B Stock. Executive officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports they file. Based solely upon review of copies of such reports furnished to the Company and related information, the Company believes that all such filing requirements for fiscal 2002 were complied with in a timely fashion, with three exceptions. Each of R, R, M & C Group, L.P. and R, R, M & C Management Corporation inadvertently filed a report one month late, where each reported the same transaction, and Jon Moramarco inadvertently filed one late report, involving a small number of shares of the Company.

                          STOCK OWNERSHIP OF MANAGEMENT

     The following table and notes thereto set forth, as of May 31, 2002, the beneficial ownership of Class A and Class B Stock by the Company's directors and nominees, the Named Executives, and all of the Company's directors and executive officers as a group. This information is based on information furnished to the Company by or on behalf of each person concerned. Unless otherwise noted, the named individual has sole voting power and investment discretion with respect to the shares attributed to him or her and the percentages of ownership are calculated on the basis of 77,115,176 shares of Class A Stock and 12,099,090 shares of Class B Stock outstanding as of the close of business on May 31, 2002.

                                  -------------------------------------------------------------------------------
                                                   Class A Stock (1)                       Class B Stock
                                  -----------------------------------------------   -----------------------------
                                     Shares Beneficially Owned
                                  --------------------------------
                                                        Shares
                                                      Acquirable      Percent of                    Percent of
                                                    Within 60 days      Class           Shares         Class
                                    Outstanding     by Exercise of   Beneficially    Beneficially   Beneficially
NAME OF BENEFICIAL OWNER              Shares          Options (2)       Owned           Owned          Owned
------------------------          ---------------   --------------   ------------   --------------  -------------

Richard Sands                       496,090 (3)       747,653 (3)      1.6% (3)      8,384,188 (3)    69.3% (3)
Robert Sands                        564,618 (3)       698,186 (3)      1.6% (3)      8,381,368 (3)    69.3% (3)
Alexander L. Berk                     7,040           446,240           *                 -             *
Peter Aikens                           -              119,653           *                 -             *
Thomas S. Summer                      8,708 (4)       165,560           *                 -             *
James A. Locke III                    7,216            24,000           * (5)              132          *
George Bresler                        3,020            12,000           *                 -             *
Jeananne K. Hauswald                  3,020            24,000           *                 -             *
Paul L. Smith                         4,020            12,000           *                 -             *
Thomas C. McDermott                   3,020            48,000           *                 -             *

All Executive Officers and
Directors as a Group
(15 persons) (6)                    820,820         2,996,625          4.8% (6)     11,335,616        97.3%
---------------------

* Percentage does not exceed one percent (1%) of the outstanding shares of such class.

(1) The shares and percentages of Class A Stock set forth in this table do not include (i) shares of Class A Stock that may be acquired within 60 days by an employee under the Company's Employee Stock Purchase Plan (because such number of shares is not presently determinable) and (ii) shares of Class A Stock that are issuable pursuant to the conversion feature of the Company's Class B Stock, although, such information is provided in a footnote where appropriate. For purposes of calculating the percentage of Class A Stock beneficially owned in the table and in the footnotes, additional shares of Class A Stock equal to the number of presently exercisable options and, as appropriate, the number of shares of Class B Stock owned by the named person or by the persons in the group of executive officers and directors are assumed to be outstanding only for that person or group of persons pursuant to Rule 13-3(d)(1) under the Securities Exchange Act.

(2) Reflects the number of shares of Class A Stock that can be purchased by exercising stock options that are exercisable on May 31, 2002 or become exercisable within sixty (60) days thereafter. Such number does not include the number of option shares that may become exercisable within sixty (60) days of May 31, 2002 due to certain acceleration provisions in certain awards, which accelerations cannot be foreseen on the date of this Proxy Statement.

(3) Includes shares in which the named individual shares voting power or investment discretion. See tables and footnotes under "Beneficial Ownership" above for information with respect to such matters and for the number and percentage of shares of Class A Stock that would be owned assuming the conversion of Class B Stock into Class A Stock.

(4) Mr. Summer shares the power to vote and dispose of 3,392 shares with his spouse.

(5) Assuming the conversion of Mr. Locke's 132 shares of Class B Stock into Class A Stock, Mr. Locke would beneficially own 31,348 shares of Class A Stock, representing less than one percent (1%) of the outstanding Class A Stock after such conversion.


(6) This group consists of the Company's current executive officers and directors; therefore, Mr. Aikens is not included in this group. Assuming the conversion of a total of 11,335,616 shares of Class B Stock beneficially owned by the executive officers and directors as a group into Class A Stock, all executive officers and directors as a group would beneficially own 15,153,061 shares of Class A Stock, representing 16.6% of the outstanding Class A Stock after such conversion.


                                 PROPOSAL NO. 1
                                 --------------

                              ELECTION OF DIRECTORS

DIRECTOR NOMINEES

     The Board of Directors of the Company nominated seven directors to be elected by the stockholders to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The nominees for election to the Board of Directors are Richard Sands, Robert Sands, George Bresler, Jeananne K. Hauswald, James A. Locke III, Thomas C. McDermott and Paul
L. Smith, all of whom currently serve as directors of the Company. Of the seven nominees, Messrs. McDermott and Smith have been designated as the nominees to be elected by the holders of the Class A Stock, voting as a separate class. The remaining five nominees are to be elected by the holders of the Class B Stock, voting as a separate class.

     Management does not anticipate that any of the nominees will become unavailable for any reason, but if that should occur before the Meeting, proxies will be voted FOR another nominee or nominees to be selected by the Board of Directors of the Company. The following paragraphs contain certain biographical information about the nominees.

GEORGE BRESLER                                               DIRECTOR SINCE 1992
--------------
Mr. Bresler, age 77, has been engaged in the practice of law since 1957. Since 1992, Mr. Bresler has been a partner of the law firm of Kurzman Eisenberg Corbin Lever & Goodman, LLP, and its predecessor firms, in New York, New York. Mr. Bresler provides legal services to the Company.

JEANANNE K. HAUSWALD                                         DIRECTOR SINCE 2000
--------------------
Ms. Hauswald, age 58, has been a managing partner of Solo Management Group, LLC, a corporate financial and investment management consulting company, since September 1998. From 1987 to 1998, Ms. Hauswald was employed by The Seagram Company Ltd., a beverage and entertainment/communications company, where she served in various positions, including Vice President Human Resources from 1990 to 1993 and Vice President and Treasurer from 1993 to 1998. Ms. Hauswald currently serves on the Board of Directors of Thomas & Betts Corporation and is the Chairman of its Audit Committee.

JAMES A. LOCKE III                                           DIRECTOR SINCE 1983
------------------
Mr. Locke, age 60, has been a partner in the law firm of Nixon Peabody LLP, and its predecessor firm, in Rochester, New York, the Company's principal outside counsel, since January 1, 1996. For twenty years prior to joining Nixon Peabody, Mr. Locke was a partner at another law firm in Rochester, New York.

THOMAS C. MCDERMOTT                                          DIRECTOR SINCE 1997
-------------------
Mr. McDermott, age 65, is Chairman of GPM Associates, LLP (formerly, Forbes Products, LLC), a custom vinyl business products company, since January 1998. From 1994 to 1997, Mr. McDermott was President and Chief Executive Officer of Goulds Pumps, Incorporated, a centrifugal pumps company for industrial, domestic and agricultural markets, where he also was Chairman from 1995 to 1997. From 1986 to 1993, he was President and Chief Operating Officer of Bausch & Lomb Incorporated, a contact lens, lens-care and eyewear products company.

RICHARD SANDS, PH.D.                                         DIRECTOR SINCE 1982
--------------------
Mr. Sands, age 51, is the Chairman of the Board, President and Chief Executive Officer of the Company. He has been employed by the Company in various capacities since 1979. He was elected Executive Vice President and a director in 1982, became President and Chief Operating Officer in May 1986, and was elected Chief Executive Officer in October 1993. In September 1999, Mr. Sands was elected Chairman of the Board. He is the brother of Robert Sands.

ROBERT SANDS                                                 DIRECTOR SINCE 1990
------------
Mr. Sands, age 44, is Group President of the Company. He was appointed Group President in April 2000 and has served as a director since January 1990. Mr. Sands also had served as Chief Executive Officer, International from December 1998 through April 2000, as Executive Vice President from October 1993 through April 2000, as General Counsel from June 1986 to May 2000, and as Vice President from June 1990 through October 1993. He is the brother of Richard Sands.

PAUL L. SMITH                                                DIRECTOR SINCE 1997
-------------
Mr. Smith, age 66, retired from Eastman Kodak Company in 1993 after working there for thirty-five years. Mr. Smith was employed in various positions at Eastman Kodak Company, the last of which was from 1983 to 1993, when he served as Senior Vice President and Chief Financial Officer. Also from 1983 to 1993, Mr. Smith served on the Board of Directors of Eastman Kodak Company. Mr. Smith currently serves on the Board of Directors of Home Properties of New York, Inc. and Performance Technologies, Incorporated.

     See also information regarding George Bresler, Richard Sands and Robert Sands under the caption "Certain Relationships and Related Transactions". For information with respect to the number of shares of the Company's common stock beneficially owned by each of the above named director nominees, see the table and the footnotes thereto under the caption "Stock Ownership of Management".

DIRECTOR COMPENSATION

     The Company's general policy is to pay its non-employee directors $35,000 per year for their services as directors, with no additional compensation for serving as members of committees of the Board. However, the compensation of non-employee directors was revised with respect to the two-year period beginning on September 1, 2000 and ending on August 31, 2002, such that each non-employee director will be paid partly in cash and partly in the form of an award of restricted shares of Class A Stock. The cash component consists of an annual amount of $17,500 and the restricted stock component consists of an award of 3,020 shares, which was valued at the time of the award to be approximately $35,000 for the two-year period. Subject to applicable provisions in the award document, fifty percent (50%) of the restricted stock vested on August 31, 2001 and fifty percent (50%) of the restricted stock will vest on August 31, 2002. George Bresler, Jeananne K. Hauswald, James A. Locke III, Thomas C. McDermott and Paul L. Smith qualify for such payments. During fiscal 2002, the Company awarded a stock option to purchase up to 12,000 shares of Class A Stock to each of the non-employee directors, Ms. Hauswald and Messrs. Bresler, Locke, McDermott and Smith, at an exercise price of $20.50 per share and with an exercise period of March 27, 2002 through September 26, 2011. The Company also reimburses its directors for reasonable expenses incurred in connection with attending meetings of the Board of Directors and committees of the Board of Directors. Directors who are also employees of the Company receive no additional compensation for serving as directors. The Board of Directors is scheduled to consider director compensation at its June 2002 board meeting, at which time the compensation paid to directors may be modified.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Board of Directors of the Company held six (6) meetings during the Company's fiscal year ended February 28, 2002. The standing committees of the Board are the Audit Committee, Corporate Governance Committee and Human Resources Committee. During fiscal 2002, each of the incumbent directors, during his or her period of service, attended at least 75% of the total number of meetings held by the Board and each committee of the Board on which he or she served.

AUDIT COMMITTEE. The Audit Committee is currently composed of Paul L. Smith (Chair), Jeananne K. Hauswald and Thomas C. McDermott, each of whom is independent in accordance with the definition in the New York Stock Exchange's listing standards. The Audit Committee operates under a written charter that was approved by the Company's Board of Directors and which was attached to the Company's proxy statement dated June 15, 2001. This Committee assists the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company's accounting policies, internal controls and financial reporting practices. In addition, this Committee maintains a line of communication between the Board of Directors and the Company's financial management, internal auditors and independent accountants. The Audit Committee held five (5) meetings during fiscal 2002.

CORPORATE GOVERNANCE COMMITTEE. The Corporate Governance Committee is currently composed of James A. Locke III (Chair), Thomas C. McDermott, Robert Sands and Paul L. Smith. The full Board is responsible for nominating candidates to become directors, but has delegated the screening process involved to the Corporate Governance Committee. The Corporate Governance Committee advises the Board concerning appropriate composition of the Board and its committees and advises  the  Board  regarding  appropriate  corporate  governance practices and assists the Board in achieving them. Among other matters, this Committee also makes recommendations to the full Board with respect to an officer to be designated as Chief Executive Officer, and a director to serve as Chairman of the Board. In addition, this Committee recommends to the Board compensation for directors who are neither present or former full-time officers of the Company. This Committee held one (1) meeting during fiscal 2002. The Corporate Governance Committee will consider nominations by stockholders of the Company. Those nominations should include sufficient biographical information so that the Committee can appropriately assess the proposed nominee's background and qualifications. All submissions should be sent in writing to the attention of the Corporate Secretary, Constellation Brands, Inc., 300 WillowBrook Office Park, Fairport, New York 14450.

HUMAN RESOURCES COMMITTEE. The Human Resources Committee is currently composed of Thomas C. McDermott (Chair), Jeananne K. Hauswald and Paul L. Smith. The Human Resources Committee monitors, among other matters: human resources policies and procedures as they relate to the goals and objectives of the Company and good management practices; and procedures and internal controls which relate to personnel administration, pay practices and benefits administration. The Human Resources Committee is responsible for reviewing total executive compensation in relation to individual executive performance, Company performance, salary information and other parameters deemed reasonable in the assignment of executive compensation levels. This Committee also reviews and approves executive benefits and perquisites and reviews performance systems, including reward programs. The Human Resources Committee is responsible for evaluating the performance of the Chief Executive Officer and approves his salary, as well as the salaries of other executives. This Committee also presently administers the Company's Long-Term Stock Incentive Plan, Incentive Stock Option Plan, Annual Management Incentive Plan, 1989 Employee Stock Purchase Plan and U.K. Sharesave Scheme and reviews succession planning for the Company and other important human resources issues. The Human Resources Committee held four (4) meetings during fiscal 2002.

AUDIT COMMITTEE REPORT

     The following report shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement by reference and shall not otherwise be treated as filed under the securities laws.

     The Audit Committee of the Board of Directors provides oversight to the Company's financial reporting process through periodic meetings with the Company's independent public accountants, internal auditors and management. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee, in carrying out its role, relies on the Company's senior management and its independent public accountants.

     In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2002, the Audit Committee reviewed and discussed the audited financial statements of the Company with the Company's management. Also, the Committee discussed with Arthur Andersen LLP, the Company's independent public accountants with respect to the fiscal year ended February 28, 2002, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Sec. 380).

     In addition, the Committee received the written disclosures and the letter from Arthur Andersen required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Arthur Andersen the independence of that firm as the Company's independent public accountants.

     Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2002 for filing with the Securities and Exchange Commission.

                                               AUDIT COMMITTEE

                                               Paul L. Smith (Chair)
                                               Jeananne K. Hauswald
                                               Thomas C. McDermott

VOTE REQUIRED

     A plurality of the votes cast at the Meeting by the holders of Class A Stock is required for the election of the two directors to be elected by the holders of Class A Stock. A plurality of the votes cast at the Meeting by the holders of Class B Stock is required for the election of the five directors to be elected by the holders of Class B Stock.

     The Board of Directors recommends a vote FOR the nominees. Unless authority to vote for one or more of the nominees is specifically withheld, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR the election of all the nominees for whom you are entitled to vote.


                                 PROPOSAL NO. 2
                                 --------------

                    PROPOSED AMENDMENT TO AND RESTATEMENT OF
               THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION

GENERAL

     The Board of Directors of the Company has approved, subject to the approval of the stockholders of the Company, a Restated Certificate of Incorporation of the Company (the "Proposed Certificate"). The Proposed Certificate would effect two changes: (a) an increase in the number of authorized shares of Class A Stock to 275,000,000 shares, and (b) an increase in the number of authorized shares of Class B Stock to 30,000,000 shares. As a result of these increases, the aggregate number of authorized shares of the Company would be increased to 306,000,000 shares. No other change to the Company's existing Restated Certificate of Incorporation (the "Restated Certificate") would result from the Proposed Certificate.

     The Restated Certificate currently authorizes the Company to issue an aggregate of 141,000,000 shares, consisting of 120,000,000 shares of Class A Stock, 20,000,000 shares of Class B Stock, and 1,000,000 shares of Preferred Stock having a par value of $.01 per share. The Proposed Certificate will increase the number of authorized shares of Class A Stock by 155,000,000 shares, the number of shares of Class B Stock by 10,000,000 shares, and the aggregate number of authorized shares by 165,000,000 shares. If approved by the stockholders of the Company at the Meeting, the Proposed Certificate will become effective when it is filed with the Delaware Secretary of State.

     The Board of Directors has recommended that the stockholders of the Company approve the Proposed Certificate. This approval would consist of two parts that would be voted on separately at the Meeting: an approval of the proposed increase in the number of authorized shares of Class A Stock and an approval of the proposed increase in the number of authorized shares of Class B Stock.

REASONS FOR INCREASING THE NUMBER OF SHARES

     The availability of an adequate supply of authorized and unissued shares of Class A Stock and Class B Stock provides the Company with flexibility in utilizing the shares for future stock dividends and other proper corporate purposes, including acquisitions, equity financings, other stock distributions, and grants of options and other stock rights, all as deemed necessary or advisable by the Board of Directors. The availability of additional shares for such purposes without the expense and delay of a special meeting of stockholders (except as may be required by applicable law, regulations or the rules of any stock exchange or other market system on which the Company's securities may then be listed) will be beneficial to the Company by providing it with the flexibility required to consider and respond to future business opportunities and needs as they arise.

     Except for the issuance of Class A Stock (i) pursuant to the Company's stock-based plans and outstanding options/rights under those plans, and (ii) upon the conversion of shares of Class B Stock (shares of Class B Stock are convertible into shares of Class A Stock on a one-to-one basis at any time at the option of the holder), the Company has no present plans, understandings, agreements or arrangements for the issuance of any shares of Class A Stock or Class B Stock. If the Board of Directors deems it in the best interests of the Company and the stockholders to issue additional shares of Class A Stock or Class B Stock in the future, the Board would not generally seek further approval of the stockholders unless such approval is required by applicable law, regulations or rules.

VOTES REQUIRED

     The adoption of Proposal No. 2 to approve the Proposed Certificate requires two separate votes: one vote to approve the increase in the number of authorized shares of the Company's Class A Stock from 120,000,000 shares to 275,000,000 shares and another vote to approve the increase in the number of authorized shares of the Company's Class B Stock from 20,000,000 shares to 30,000,000 shares. Each approval requires the affirmative vote of the holders of a majority of all outstanding shares of Class A Stock and Class B Stock entitled to vote thereon. With respect to each approval, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B stock having ten
(10) votes per share. The increases in the number of authorized shares of Class A Stock and Class B Stock are interdependent, and the Restated Certificate will not be amended and restated unless the requisite vote for both approvals is obtained.

     The Board of Directors recommends that the stockholders approve the Proposed Certificate by approving both (a) the increase in the number of authorized shares of the Company's Class A Stock from 120,000,000 shares to 275,000,000 shares, and (b) the increase in the number of authorized shares of the Company's Class B Stock from 20,000,000 shares to 30,000,000 shares. Accordingly, the Board of Directors recommends that you vote FOR both approvals required to adopt Proposal No. 2. Unless otherwise directed therein, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR both proposals and, therefore, FOR the Proposed Certificate.


                                 PROPOSAL NO. 3
                                 --------------

                  RE-APPROVAL OF LONG-TERM STOCK INCENTIVE PLAN

     On  July  22, 1997, the Company's stockholders approved, in accordance with
Section 162(m) of the Internal Revenue Code, the Company's Long-Term Stock Incentive Plan (as amended by Amendments One through Four thereto, the "Stock Plan"), which amended and restated the Company's stock option plan then in effect. The purpose of the Stock Plan is to provide the Company with flexibility to attract and retain valued employees and directors and to provide them with incentives to maintain and enhance the Company's long-term performance, thereby aligning their interests with those of the Company's stockholders.

     Section 162(m) and its related regulations, require that stockholders approve the material terms of incentive compensation plans every five years if the Company has the ability to change performance targets from year to year. Accordingly, under this proposal, the Company's stockholders are being asked again to approve the Stock Plan.

     The following discussion summarizes certain provisions of the Stock Plan. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Stock Plan, which was filed electronically with the Securities and Exchange Commission as an appendix to this Proxy Statement, but is not included in the printed version of this Proxy Statement. A copy of the Stock Plan is available from the Company's Secretary at 300 WillowBrook Office Park, Fairport, New York 14450.

SUMMARY OF TERMS

     Awards under the Stock Plan may consist of any combination of non-qualified stock options, stock appreciation rights, restricted stock or other stock-based awards (collectively, "Awards"). As used in this Proxy Statement, the phrase "Other Stock-Based Awards" means all Awards other than stock options, stock appreciation rights and restricted stock. The aggregate number of shares of the Company's Class A Stock available for Awards under the plan is 28,000,000 shares. Non-qualified options to purchase 12,638,057 shares of Class A Stock were outstanding under the Stock Plan on May 31, 2002 and rights with respect to 5,755,379 shares were then available for grant. Any Awards granted pursuant to the Stock Plan are automatically adjusted to prevent dilution or enlargement in the event of any stock dividend, stock split, reorganization or other event affecting the Class A Stock. The market value of the Class A Stock as of June
__,  2002  was  $_____  per  share.


     The Stock Plan is administered by the Human Resources Committee of the Company's Board of Directors. The Human Resources Committee may delegate its authority to others as provided in the Stock Plan, and the entire Board of Directors may act as the Committee, as defined in the Stock Plan. As used in this section, the term "Committee" means (i) the Human Resources Committee, (ii) a delegate acting under the authority of the Human Resources Committee or (iii) the entire Board of Directors acting as the Committee, as defined in the Stock Plan, as applicable. Under the Stock Plan, the Committee is charged with responsibility for selecting the participants and for determining the number and type of Awards to be granted to each participant, the timing of the Awards, and any other terms and conditions applicable to the Awards.

     The persons who are eligible to participate in the Stock Plan include directors and employees (including officers) of the Company and its subsidiaries. Five non-employee directors and approximately ______ employees are eligible to participate in the Stock Plan; however, only directors and employees selected by the Committee will be granted Awards under the Stock Plan. Outstanding non-qualified options granted under the Stock Plan are, as of May 31, 2002, held by approximately ____ employees.

     The Stock Plan may be amended, modified or terminated by the Committee from time to time. No amendment, modification or termination of the Stock Plan will be effective without stockholder approval if such approval is required under any applicable law, rule or regulation. The exercisability of any Award will terminate if the Committee determines that the participant is engaged in competition with the Company or has been terminated for "cause" as defined in the Stock Plan.

     The following table sets forth the aggregate number of stock options granted under the Stock Plan to certain individuals and groups of individuals during the fiscal year ended February 28, 2002 and the subsequent period through the date of this Proxy Statement:

                                                     FISCAL YEAR ENDED     PERIOD FROM MARCH 1, 2002
INDIVIDUAL OR GROUP OF INDIVIDUALS                   FEBRUARY 28, 2002      THROUGH JUNE ___, 2002
---------------------------------------------        -----------------     -------------------------
Richard Sands,
  Chairman of the Board, President and
  Chief Executive Officer                                 163,200                     -
Robert Sands,
  Group President                                         136,000                     -
Alexander L. Berk,
  President and Chief Executive Officer
  of Barton Incorporated                                   84,000                     -
Peter Aikens,
  President and Chief Executive Officer
  of Matthew Clark plc                                     68,400                     -
Thomas S. Summer,
  Executive Vice President and Chief
  Financial Officer                                        84,400                     -

All Executive Officers, as a Group
  (10 persons) (1)
All Directors who are not Executive Officers,
as a Group
  (5 persons)
All employees other than Executive Officers,
as a Group
--------------------------------------

(1) This group consists of the Company's current executive officers and directors; therefore, Mr. Aikens is not included in this group.

     COVERED EMPLOYEE RESTRICTIONS. There are special rules under the Stock Plan relating to the Chief Executive Officer of the Company, the four other most highly compensated executive officers of the Company and such other officers of the Company as the Committee may designate (the "Covered Employees"). These provisions are necessary for the Stock Plan to comply with Section 162(m) of the Internal Revenue Code. The aggregate fair market value of any restricted stock granted to any individual Covered Employee in any fiscal year may not exceed $2.5 million, and the aggregate fair market value of Other Stock-Based Awards, discussed below, granted to any individual Covered Employee in any fiscal year may not exceed $2.5 million. Also, no individual Covered Employee may receive Awards in any fiscal year relating to a number of shares of Class A Stock in excess of 2.5% of the number of shares of Class A Stock outstanding on June 27, 1997.

     STOCK OPTIONS. Under the Stock Plan, the Committee may grant Awards in the form of non-qualified options to purchase shares of Class A Stock. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and period during which the option may be exercised and the exercise price per share of stock subject to the option (which, except in the case of Covered Employees, may be less than the fair market value of the Class A Stock on the date of the grant). The exercise price of stock options granted to Covered Employees must be equal to or greater than the fair market value of the Company's Class A Stock on the date the stock option is granted. Unless otherwise determined by the Committee, stock options will become exercisable 20% per year on each of the first five anniversaries of the grant; however, they become immediately exercisable upon a change of control. The Committee has fixed the terms of recently granted options so that they automatically and fully vest after four years but may vest earlier, in whole or in part, based on increases in the market value of the Class A Stock over a specified period of time. Upon exercise, the option price may be paid in cash, shares of Class A Stock, a combination thereof, or such other consideration as the Committee may deem appropriate. While incentive stock options were at one time permitted to be granted under the Stock Plan, they are no longer permitted to be granted under it. No incentive stock options were ever granted under the Stock Plan.

     STOCK APPRECIATION RIGHTS. The Stock Plan authorizes the Committee to grant SARs either in tandem with a stock option or independent of a stock option. An SAR is a right to receive a payment equal to the difference between the fair market value of a share of Class A Stock on the date the SAR is exercised and the SAR's reference price. A tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. Unless otherwise determined by the Committee, an SAR will become exercisable 20% per year on each of the first five anniversaries of the grant; however, they become immediately exercisable upon a change of control. The reference price of an SAR will be fixed by the Committee, but the reference price of a tandem SAR must be no less than the exercise price of its related stock option and the reference price of an SAR granted to a Covered Employee must equal or exceed the fair market value of a share of Class A Stock on the date of the grant. Upon the exercise of a stock option as to some or all of the shares covered by a tandem SAR, the related tandem SAR will automatically expire in accordance with the terms and conditions specified in the grant.

     RESTRICTED STOCK AWARDS. The Stock Plan authorizes the Committee to grant Awards in the form of restricted shares of Class A Stock. Such Awards will be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate, including restrictions on transferability and continued employment. The terms and conditions will include one or more performance criteria and performance targets for Covered Employees if the grant is intended to comply with Section 162(m) of the Internal Revenue Code and may contain such criteria and targets under other circumstances and for other participants.

     OTHER STOCK-BASED AWARDS. The Committee may make Other Stock-Based Awards under the Stock Plan. The Other Stock-Based Awards will be subject to such terms, conditions and limitations as the Committee deems appropriate, which will include one or more performance criteria and performance targets for Covered Employees if the grant is intended to comply with Section 162(m) of the Internal Revenue Code and may contain such criteria and targets under other circumstances and for other participants.

     PERFORMANCE CRITERIA AND TARGETS. For each restricted stock award and Other Stock-Based Award to Covered Employees under the Stock Plan intended to comply with Section 162(m) of the Internal Revenue Code, the Committee will establish specific annual performance targets for performance periods of one or more years (or partial years). The performance targets will be based on one or more of the following business criteria: fair market value of the Class A Stock, shareholder value added, cash flow, earnings per share, EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, return on capital, return on assets or net assets, cost reduction or control, operating income or net operating income, operating margins/sales in one or more business segments or product lines, return on operating revenue, market share in one or more business segments or product lines, or on any combination thereof. Performance targets must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m) of the Internal Revenue Code. Concurrently with the selection of the performance targets, the Committee must establish an objective formula or standard for calculating the maximum Award granted to each Covered Employee. The Committee may adjust performance targets to take into account extraordinary items affecting the Company, as defined in the Stock Plan. While the

Committee has no authority to make upward adjustments to Awards to Covered Employees, it may in its discretion make such adjustments with respect to Awards to other employees.

     Covered Employees who are designated by the Committee as participants for a given performance period shall only be entitled to receive payments of Awards for such period to the extent that the pre-established objective performance targets set by the Committee for such period are attained. With regard to a particular performance period, the Committee will have the discretion, subject to the Stock Plan's terms, to select the length of the performance period, the type(s) of performance criteria to be used, the performance targets that will be used to measure performance for the period and the performance formula that will be used to determine what portion, if any, of the Award has been earned for the period. Such discretion shall be exercised by the Committee in writing within the time prescribed by Section 162(m) of the Internal Revenue Code (generally, the first 90 days of the performance period) and performance for the period will be measured by the Committee following the end of the performance period.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

     A participant who receives a non-qualified stock option will not realize income upon the grant of the option. The participant will realize ordinary income at the time of exercise of non-qualified stock options in the amount of the difference between the exercise price and the fair market value of the Class A Stock on the date of exercise multiplied by the number of shares with respect to which the option is exercised. The Company is entitled to a deduction equal to the amount of such income at the time such income is realized by the participant.

     With respect to SARs, participants will not realize any income at the time of grant. Upon exercise, any cash received and the fair market value on the exercise date of any shares received will constitute ordinary income to the participant. The Company will be entitled to a deduction in the amount of such income at the time such income is realized by the participant.

     Participants who receive grants of restricted stock should not realize income at the time of grant, assuming the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the participants will receive taxable income in an amount equal to the then fair market value of the Class A Stock. The federal income tax consequences of Other Stock-Based Awards will depend on the type of Award. Generally, a participant who receives a stock-based award in the form of a right to receive Company stock will recognize ordinary income equal to the fair market value of the stock when the stock is received by the participant and is no longer subject to a substantial risk of forfeiture. In either case, the Company will be entitled to a deduction of such amounts at the time the income is realized.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table sets forth information with respect to the Company's compensation plans under which its equity securities may be issued, as of February 28, 2002.


                              EQUITY COMPENSATION PLAN INFORMATION
--------------------------------------------------------------------------------------------------
                                (a)                     (b)                         (c)
                                                                           NUMBER OF SECURITIES
                         NUMBER OF SECURITIES                             REMAINING AVAILABLE FOR
                          TO BE ISSUED UPON       WEIGHTED-AVERAGE         FUTURE ISSUANCE UNDER
                             EXERCISE OF          EXERCISE PRICE OF      EQUITY COMPENSATION PLANS
                         OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
    PLAN CATEGORY        WARRANTS AND RIGHTS     WARRANTS AND RIGHTS      REFLECTED IN COLUMN (a))
---------------------    --------------------    --------------------    -------------------------

Equity compensation
plans approved by
security holders

Equity compensation
plans not approved by
security holders

Total

REASONS FOR RE-APPROVAL

     The Board of Directors believes that it is desirable and in the best interests of the Company and its stockholders to provide employees and directors with incentives to maintain and enhance the Company's long-term performance. The Stock Plan provides the Committee with alternate types of awards and serves the Company's interests by providing the Committee with discretion in selecting the participants, the number, the type and the timing of Awards, and the terms and conditions applicable to the Awards. Re-approval of the Stock Plan is being sought to preserve the Company's ability to deduct compensation paid to executives in excess of one million dollars annually.

VOTE REQUIRED

     The adoption of Proposal No. 3 to re-approve the Stock Plan pursuant to the requirements of Internal Revenue Code Section 162(m) requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

     The Board of Directors recommends that the stockholders re-approve the Company's Long-Term Stock Incentive Plan and, accordingly, recommends that you vote FOR Proposal No. 3. Unless otherwise directed therein, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR such proposal.

                                 PROPOSAL NO. 4
                                 --------------

                                 RE-APPROVAL OF
                        ANNUAL MANAGEMENT INCENTIVE PLAN

     On  July  22, 1997, the Company's stockholders approved, in accordance with
Section 162(m) of the Internal Revenue Code, the Company's Annual Management Incentive Plan (as amended by Amendments One and Two, thereto, the "Incentive Plan"). The purpose of the Incentive Plan is to enable the Company to attract and retain valued Company executives and to provide them with incentives to attain certain annual financial and performance goals. The Incentive Plan is intended to satisfy the requirements for performance-based compensation within the meaning of Section 162(m) of the Code.

     Section 162(m) and its related regulations, require that stockholders approve the material terms of incentive compensation plans every five years if the Company has the ability to change performance targets from year to year. Accordingly, under this proposal, the Company's stockholders are being asked again to approve the Incentive Plan.

     The following discussion summarizes certain provisions of the Incentive Plan. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Incentive Plan, which was filed electronically with the Securities and Exchange Commission as an appendix to this Proxy Statement, but is not included in the printed version of this Proxy Statement. A copy of the Incentive Plan is available from the Company's Secretary at 300 WillowBrook Office Park, Fairport, New York 14450.

SUMMARY OF TERMS

     The Incentive Plan establishes a vehicle for the payment of cash bonuses to participating executives and tying such bonuses to the performance of the Company with respect to certain financial criteria. The Incentive Plan is administered by the Human Resources Committee of the Company's Board of Directors, all of whom are "outside directors" within the meaning of Section
162(m) of the Internal Revenue Code and not eligible to participate in the Incentive Plan.

     The Committee establishes specific annual performance targets corresponding to annual performance periods for each executive officer who participates in the plan. The performance targets are based on one or more of the following business criteria: fair market value of the Class A Stock, shareholder value added, cash flow, earnings per share, EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, return on capital, return on assets or net assets, cost reduction or control, operating income or net operating income, operating margins/sales in one or more business segments or product lines, return on operating revenue, market share in one or more business segments or product lines, or on any combination thereof. Performance targets must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m) under the Internal Revenue Code. Concurrently with the selection of the performance targets, the Committee must establish an objective formula or standard for calculating the maximum bonus payable to each participating executive officer.

     The  eligible   persons  under  the  Incentive  Plan  include  certain  key executives who are selected by the Committee, of which approximately ___ executives are currently eligible to participate.

     The following table sets forth the payment of cash bonuses under the Incentive Plan to participating executives for the fiscal year ended February 28, 2002:


INDIVIDUAL OR GROUP OF INDIVIDUALS                                   DOLLAR VALUE
---------------------------------------------                       ------------
Richard Sands
  Chairman of the Board, President and
  Chief Executive Officer                                            $    819,390
Robert Sands
  Group President                                                    $    726,830
Alexander L. Berk
  President and Chief Executive Officer
  of Barton Incorporated                                             $    543,400
Peter Aikens
  President and Chief Executive Officer
  of Matthew Clark plc                                               $    401,092
Thomas S. Summer
  Executive Vice President and Chief
  Financial Officer                                                  $    377,520

All Executive Officers,
  as a Group (10 persons) (1)
All Directors who are not Executive Officers,
  as a Group (5 persons)                                                     -
All employees other than Executive Officers,
  as a Group
--------------------------

(1) This group consists of the Company's current executive officers and directors; therefore, Mr. Aikens is not included in this group.

     Under the Incentive Plan, the maximum bonus any participating executive may receive in any one fiscal year is $2,000,000. In addition to this overall maximum, the Committee has sole discretion to determine whether payment of any bonus will be deferred, subject in each case to the Incentive Plan's terms and any other written commitment authorized by the Committee. The Committee may also take into account the effects of any extraordinary items in a manner consistent with the determination of the original bonus. All bonuses are to be paid in cash or cash equivalents.

     The Incentive Plan may be amended, modified or terminated, in whole or in part, by the Committee from time to time, but no amendment, modification or termination will be effective without Board and/or stockholder approval if such approval is required to comply with the applicable rules under Section 162(m) of the Internal Revenue Code.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     For information with respect to the Company's compensation plans under which its equity securities may be issued, see Proposal No. 3.

REASONS FOR RE-APPROVAL

     The Board of Directors believes that it is desirable and in the best interests of the Company and its stockholders to insure that the Company's executive compensation plans comply with the requirements of Code Section 162(m). Re-approval of the Incentive Plan is being sought to preserve the Company's ability to deduct compensation paid to executives in excess of one million dollars annually. The Board further believes that the Incentive Plan is consistent with the Company's existing policies that closely relate executive compensation to the Company's performance. The Incentive Plan also serves the Company's interests by granting the Committee discretion both in selecting the criteria by which performance is to be measured and in determining the actual amount of each eligible executive's bonus within the maximum limits imposed pursuant to the plan.

VOTE REQUIRED

     The adoption of Proposal No. 4 to re-approve the Incentive Plan pursuant to the requirements of Internal Revenue Code Section 162(m) requires affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

     The Board of Directors recommends that the stockholders re-approve the Company's Annual Management Incentive Plan and, accordingly, recommends that you vote FOR Proposal No. 4. Unless otherwise directed therein, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR such proposal.


                                 PROPOSAL NO. 5
                                 --------------

                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Arthur Andersen LLP, Certified Public Accountants, served as the independent public accountants of the Company for the fiscal year ended February 28, 2002. On April 4, 2002, the Board of Directors of the Company, based on the recommendation of its Audit Committee, determined to dismiss Arthur Andersen as its independent public accountants and to engage KPMG LLP to serve as the Company's independent public accountants for the fiscal year ending February 28, 2003, effective upon the filing by the Company of its Annual Report on Form 10-K for the fiscal year ended February 28, 2002 with the Securities and Exchange Commission. As contemplated, upon the filing of the Company's Annual Report on Form 10-K on May 21, 2002, each of Arthur Andersen's dismissal and
KPMG's engagement as the Company's independent public accountants became effective. The selection of KPMG as the Company's independent public accountants will be presented to the stockholders for their ratification at the Meeting. If the stockholders do not approve the selection of KPMG, the Board of Directors will reconsider its choice.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended February 28, 2002 and February 28, 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended February 28, 2002 and February 28, 2001, and the subsequent interim period through May 21, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of any such disagreements in connection with its reports on the Company's consolidated financial statements for such years.

     None of the reportable events described under Item 304(a)(1)(v) of Securities and Exchange Commission's Regulation S-K occurred during the Company's fiscal years ended February 28, 2002 and February 28, 2001, and the subsequent interim period through May 21, 2002.

     During the fiscal years ended February 28, 2002 and February 28, 2001 and the subsequent interim period through May 21, 2002, the Company did not consult with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     The following sets forth information regarding fees billed to the Company by Arthur Andersen:

     AUDIT FEES: The aggregate fees billed by Arthur Andersen for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended February 28, 2002 and for the review of the financial statements included in the Company's quarterly reports on Form 10-Q for such year were approximately $494,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: Arthur Andersen did not provide any services to the Company for the design and implementation of financial information systems during the Company's 2002 fiscal year.

     ALL OTHER FEES: The aggregate fees billed by Arthur Andersen for all other services rendered to the Company during the Company's 2002 fiscal year were approximately $1,235,000. These fees consisted primarily of fees for
     services  relating   to  acquisitions,  debt  and  equity  offerings,  tax
     compliance and statutory audits.

     The Audit Committee reviewed and determined that the non-audit services provided by Arthur Andersen during the Company's 2002 fiscal year are compatible with maintaining the independence of such auditors.

     A representative of Arthur Andersen is not expected to be present at the Meeting. However, a representative of KPMG is expected to be present at the Meeting and will be given an opportunity to make a statement if he or she so desires and will be available to respond to any appropriate questions.

VOTE REQUIRED

     The adoption of Proposal No. 5 to ratify the selection of KPMG LLP as the Company's independent public accountants requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

     The Board of Directors recommends that the stockholders ratify the selection of KPMG LLP as the independent public accountants of the Company for the fiscal year ending February 28, 2003 and, accordingly, recommends that you vote FOR Proposal No. 5. Unless otherwise directed therein, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR such proposal.

                STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

     In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), to be included in the Company's Proxy Statement to be issued in connection with the 2003 Annual Meeting of Stockholders, such proposal must be received by the Company no later than February __, 2003.

     Any notice of a proposal submitted outside the processes of Rule 14a-8 promulgated under the Act, which a stockholder intends to bring forth at the Company's 2003 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Act and the By-laws of the Company, if received by the Company after February __, 2003.


                              FINANCIAL INFORMATION

     The Company has furnished its financial statements to stockholders by including in this mailing the Company's 2002 Annual Report to Stockholders, which consists of its Form 10-K for the fiscal year ended February 28, 2002 (excluding the exhibits thereto) and its 2002 glossy report. In addition, upon the request of any stockholder, the Company will provide, without charge, another copy of its Annual Report on Form 10-K for the fiscal year ended
February 28, 2002, as filed with the Securities and Exchange Commission (excluding the exhibits thereto). Written requests for such copies should be directed to Constellation Brands, Inc., Attention: Mark Maring, Vice President, 300 WillowBrook Office Park, Fairport, New York 14450; telephone number:
(585) 218-2169.


                                      OTHER

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter at the Meeting other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.


                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ David S. Sorce

                                     DAVID S. SORCE, Secretary


Fairport, New  York
June __, 2002

                                                                PRELIMINARY COPY

P  R  O  X  Y

                           CONSTELLATION BRANDS, INC.

            PROXY FOR CLASS A COMMON STOCK AND CLASS B COMMON STOCK

     The undersigned hereby appoints David S. Sorce and Thomas S. Summer, or any one of them, proxies for the undersigned with full power of substitution to vote all shares of CONSTELLATION BRANDS, INC. (the "Company") that the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at One HSBC Plaza, 100 Chestnut Street, Rochester, New York, on Tuesday, July 23, 2002, at 11:00 a.m. (local time), and at any adjournments thereof (the "Meeting").

     Class A Stockholders, voting as a separate class, are entitled to elect two directors at the Meeting. Class B Stockholders, voting as a separate class, are entitled to elect five directors at the Meeting. Please refer to the Proxy Statement for details. Your Shares of Class A Common Stock and/or Class B Common Stock appear on the back of this card. PLEASE SIGN ON THE BACK.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS
                                                   ---
AND, UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 2 (both (a) and (b)), 3, 4 AND 5.
         ---


     TO APPROVE THE BOARD OF DIRECTORS' RECOMMENDATIONS, SIMPLY SIGN ON THE BACK. YOU NEED NOT MARK ANY BOXES.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                              [SEE REVERSE SIDE]

                                    BALLOT                    PLEASE MARK
                                                              YOUR VOTES AS  [X]
                                                              INDICATED IN
                                                              THIS EXAMPLE

1.   Election  of  Directors:  To elect  Directors  as set  forth  in the  Proxy
     Statement.

       CLASS A STOCKHOLDERS                          CLASS B STOCKHOLDERS
Thomas C. McDermott, Paul L. Smith         George Bresler, Jeananne K. Hauswald,
                                           James A. Locke III,   Richard Sands,
                                           Robert Sands

 FOR BOTH  [  ]     WITHHELD  [  ]         FOR ALL  [  ]       WITHHELD  [  ]
 NOMINEES           FROM BOTH              NOMINEES            FROM ALL
(except as          NOMINEES               (except as          NOMINEES
noted below)                               noted below)


----------------------------------         ----------------------------------
FOR, except vote withheld from             FOR, except vote withheld from
nominee identified on above                nominee(s) identified on above
line.                                      line.

2.  To amend and restate the Company's Restated Certificate of Incorporation to:

    (a) increase the number of authorized shares of the Company's Class A Common Stock from 120,000,000 shares to 275,000,000 shares.

                  FOR                AGAINST               ABSTAIN
                  [  ]                [  ]                  [  ]

    (b) increase the number of authorized shares of the Company's Class B Common Stock from 20,000,000 shares to 30,000,000 shares.

                  FOR                AGAINST               ABSTAIN
                  [  ]                [  ]                  [  ]

3. Proposal to re-approve the Company's Long-Term Stock Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code (Proposal No. 3)


                  FOR                AGAINST               ABSTAIN
                  [  ]                [  ]                  [  ]

4. Proposal to re-approve the Company's Annual Management Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code (Proposal No. 4).

                  FOR                AGAINST               ABSTAIN
                  [  ]                [  ]                  [  ]

5. Proposal to ratify the selection of KPMG LLP, Certified Public Accountants, as the Company's independent public accountants for the fiscal year ending February 28, 2003.

                  FOR                AGAINST               ABSTAIN
                  [  ]                [  ]                  [  ]

6. In their discretion, the proxies are authorized to vote upon such other business not known at the time of the solicitation of this Proxy as may properly come before the Meeting or at any adjournment thereafter.


                  FOR                AGAINST               ABSTAIN
                  [  ]                [  ]                  [  ]

[  ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW


     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement for the Company's 2002 Annual Meeting, describing more fully the proposals set forth herein.


SIGNATURE                                       DATE
          ------------------------------------       ---------------------------

SIGNATURE                                       DATE
          ------------------------------------       ---------------------------

NOTE: PLEASE DATE THIS PROXY AND SIGN YOUR NAME ABOVE EXACTLY AS IT APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE WHEN SIGNING. IF THE STOCKHOLDER IS A CORPORATION OR OTHER ENTITY, THE FULL ENTITY NAME SHOULD BE INSERTED AND THE PROXY SIGNED BY A DULY AUTHORIZED REPRESENTATIVE OF THE ENTITY, INDICATING HIS OR HER TITLE OR CAPACITY.

                                   APPENDIX A

     EXPLANATORY NOTE: The Constellation Brands, Inc. Long-Term Stock Incentive Plan, as amended, is filed herewith, pursuant to Instruction 3 to Item 10 of
Schedule  14A  and  is  not  part  of  the  Proxy  Statement.

                         CANANDAIGUA WINE COMPANY, INC.

                         LONG-TERM STOCK INCENTIVE PLAN

     This Long-Term Stock Incentive Plan, which amends and restates in its entirety the Canandaigua Wine Company, Inc. Stock Option and Stock Appreciation Right Plan, was approved by the Board of Directors of the Company by unanimous written consent as of June 23, 1997, to be effective immediately. Certain capitalized terms used in the Plan are defined in Annex A.


1.   PURPOSE

     The Plan is designed to provide the Company with increased flexibility to attract and retain valued employees and directors and to provide them with incentives to maintain and enhance the Company's long-term performance record by aligning the interests of the Participants and the stockholders of the Company.

2.   ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall possess the authority, in its discretion, (a) to determine the employees and directors of the Company to whom Awards shall be granted and the time or times at which Awards shall be granted; (b) to determine at the time of grant the number of shares to be subject to each Award; (c) to prescribe the form of the instrument representing such Award; (d) to establish any appropriate terms and conditions applicable to the Awards including any limitations on grants, vesting or exercisability, and to make any amendments to such instruments or the Awards which may, without limitation, include any acceleration of vesting or exercisability, waiver of any condition or requirement or taking of other action consistent with the purposes of the Plan; (e) to interpret and construe the Plan; (f) to make and amend rules and regulations relating to the Plan; and (g) to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations shall be conclusive and binding on all Participants and all persons claiming under or through any Participant. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted under the Plan.

     No outstanding Award may be exercised by any person if the Participant to whom the Award is granted (x) is, or at any time after the date of grant has been, in competition with the Company or its affiliates or (y) has been terminated by the Company for Cause. The Committee shall determine, in its discretion, whether a Participant's actions constitute competition with the Company or its affiliates.

3.   ELIGIBLE EMPLOYEES AND NON-EMPLOYEE DIRECTORS

     All employees of the Company are eligible to receive Awards under the Plan. Awards may be made to non-employee directors of the Company. No Awards under the Plan shall be made to Covered Employees which are intended to qualify under
Section 162(m) of the Code until the Plan is approved by stockholders of the Company.

4.   SHARES AVAILABLE; TYPES OF AWARDS

     The total number of shares of the Company's Common Stock available for Awards under the Plan in the aggregate shall not exceed four million shares. The maximum number of Shares which may be subject to Awards granted to any Covered Employee in any fiscal year shall not exceed 2 1/2% of the outstanding Common Stock as of the date the Plan is approved by the Board of Directors. Shares subject to Awards may be authorized and unissued shares or may be treasury shares.

     If an Award expires, terminates or is cancelled without being exercised or becoming vested, new Awards may thereafter be granted under the Plan covering such shares unless the applicable Rules under Section 16(b) of the Exchange Act or Section 162(m) of the Code require otherwise.

     The  Committee  may make Awards from time to time in any one or more of the
following  types  singly  or  in  tandem:   Nonqualified  Stock  Options,  Stock
Appreciation  Rights,  Restricted  Stock  or  Other  Stock-Based  Awards.

5.   STOCK OPTIONS

     Stock Option Awards under the Canandaigua Wine Company, Inc. Stock Option and Stock Appreciation Right Plan made prior to the date this Long-Term Stock Incentive Plan was adopted by the Board of Directors shall remain outstanding and in full force in accordance with their terms. Each Stock Option Award shall specify the following terms and conditions, as well as any other terms, conditions, limitations and restrictions specified by the Committee:

          (a) Exercise Price. The exercise price per Share under each Stock Option shall be specified by the Committee, provided that the exercise price per Share for each Stock Option granted to a Covered Employee shall equal the Fair Market Value of the Common Stock on the date the Award is granted.

          (b) Duration of Option. The duration of each Stock Option shall be specified. Stock Options must be exercised on or before 5:00 p.m. Eastern Time on their expiration date.

          (c) Exercise Terms. Each Stock Option granted under the Plan shall become exercisable in five equal annual installments commencing on the first anniversary of the date of grant except as otherwise provided by the Committee. Stock Options may be partially exercised from time to time during the period extending from the time they first become exercisable in accordance with the terms of the Award until the expiration of the exercise period specified in the Award. Exercise of related Stock Appreciation Rights will cause the immediate automatic expiration of related Stock Options on the terms and conditions specified by the Committee. The Committee may impose such additional limitations or conditions on the vesting or exercise of any Stock Option as it deems appropriate.

          (d) Payment of Exercise Price. A Stock Option shall be exercised upon such notice as is required by the Committee accompanied by payment in full of the exercise price for the Shares being acquired in such form as the Committee may provide in accordance with Section 9 of the Plan, together with all applicable withholding taxes as provided in Section 10 of the Plan.

6.   STOCK APPRECIATION RIGHTS

     Stock Appreciation Rights may be granted by the Committee in Awards which are in tandem with Stock Options or freestanding. Tandem Awards may be granted at the same time as the grant of the related Stock Option or at any time thereafter prior to the end of the exercise period for the related Stock Option.

          (a) Value. The value of each Stock Appreciation Right shall be the difference between the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right and the reference amount specified in the Award, which for each Stock Appreciation Right granted in tandem with a Stock Option shall be not less than the exercise price of the related Stock Option. The reference amount for each Stock Appreciation Right granted to a Covered Employee shall not be less than the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right.

          (b) Duration of Stock Appreciation Right. The duration of each Stock Appreciation Right shall be specified. Each tandem Stock Appreciation Right shall specify the Stock Option to which it is related and the terms and conditions under which exercise or expiration of the related Stock Option will result in automatic expiration of the related Stock Appreciation Right and the terms and conditions on which exercise or expiration of the Stock Appreciation Right will result in automatic expiration of the related Stock Option.

          (c) Exercise Terms. Each Stock Appreciation Right granted under the Plan shall become exercisable in five equal annual installments commencing on the first anniversary of the date of grant except as otherwise provided by the Committee. Stock Appreciation Rights may be partially exercised from time to time during the period extending from the time they first become exercisable in accordance with the terms of the Award until the expiration of the exercise period specified in the Award. Exercise of related Stock Options will cause the immediate automatic expiration of related Stock Appreciation Rights on the terms and conditions specified by the Committee. The Committee may impose such additional limitations or conditions on the exercise of any Stock Appreciation Right as specified in the Award as it deems appropriate, including such additional limitations or conditions on the vesting or exercise of any Stock Appreciation Right as it deems appropriate. A Stock Appreciation Right shall be exercised upon such notice as is required by the Committee.

7.   RESTRICTED STOCK

     Shares of Restricted Stock may be granted by the Committee from time to time in its discretion to Participants subject to such terms and conditions as may be required by law or are specified in the Award, including any payment required for the Shares. The Award will also specify the availability of dividends and other distributions with respect to which Shares of Restricted Stock are entitled and the voting rights, if any, associated with such Shares of Restricted Stock. Restricted Stock Awards to Participants who may be Covered Employees which are intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall only be made if payout is contingent upon achievement of Performance Targets within or at the end of the Performance Period with respect to one or more Performance Criteria as specified by the Committee and the Committee certifies the extent to which any Performance Target has been satisfied and the number of Shares of Restricted Stock deliverable as a result thereof, prior to the delivery of any such Shares to Covered Employees. In any fiscal year, the value of Restricted Stock Awards to any individual Covered Employee shall not exceed $2.5 million (measured by the difference between the amount of any payment for the Shares by the Participant and the Fair Market Value of the Shares on the date of the Award).

8.   OTHER STOCK-BASED AWARDS

     From time to time in its discretion, the Committee may grant Other Stock-Based Awards to any Participant on such terms and conditions as may be determined by the Committee and specified in the Award. Grants of Other Stock-Based Awards to Participants who may be Covered Employees which are intended to satisfy the requirements for "performance-based compensation" under
Section 162(m) of the Code shall only be made if payout or exercise is contingent upon achievement of Performance Targets within or at the end of the Performance Period with respect to one or more Performance Criteria as specified by the Committee and the Committee certifies the extent to which any Performance Target has been satisfied, and the number of Shares or other compensation deliverable as a result thereof, prior to the delivery of any such Shares or compensation to Covered Employees. Any exercise of Other Stock-Based Awards shall be made upon such notice as is required by the Committee to the Company accompanied by payment in full of any exercise price for the Shares or other compensation being acquired in such form as the Committee may provide in accordance with Section 9 of the Plan, together with all applicable withholding taxes as provided in Section 10 of the Plan. In any fiscal year, the value of Other Stock-Based Awards to any individual Covered Employee shall not exceed $2.5 million (measured by the difference between the amount of any payment or exercise price for the Award by the Participant and the Fair Market Value of the Shares or the Award on the date of the Award).

9.   PAYMENT FOR PURCHASE OR EXERCISE OF AWARDS

     The exercise price of Stock Options and any Other Stock-Based Awards providing for exercise prices and the purchase price for any Restricted Stock or Other Stock-Based Awards for purchase prices shall be paid to the Company upon exercise or acquisition of such Award in the manner which the Committee may determine which may include by (a) delivery of cash or a check in the amount of the price of the Award, (b) tendering previously acquired Shares having a Fair Market Value at the time of delivery equal to the price of the Award, (c) delivery of irrevocable instructions to a broker or other agent acceptable to the Company to promptly sell Shares received under the Award and to deliver to the Company the amount of proceeds to pay the price related to such Award, or (d) such other method of payment as the Committee in its discretion deems appropriate, in each case together with all applicable withholding taxes as provided in Section 10. Previously acquired Shares tendered in payment must have been owned by Participant for at least six months prior to the tender in payment of an Award.

10.  WITHHOLDING TAXES

     Whenever required by law in connection with an Award, the Company shall require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and/or local income and employment withholding tax requirements prior to the delivery of any certificate or certificates for Shares or to take any other appropriate action to satisfy such withholding requirements, including any method permitted for payment under Section 9 as determined by the Committee. To the extent permitted under such rules as the Committee may promulgate and in compliance with any requirements to avoid violations under Section 16(b) of the Exchange Act and related Rules, the Participant may satisfy such obligation in whole or in part by electing to have the Company withhold Shares from the Shares to which the Participant is otherwise entitled under the Award.

11.  PERFORMANCE CRITERIA

     For each Award of Restricted Stock or Other Stock-Based Award intended to qualify as "performance based compensation" under Section 162(m) of the Code and related Rules, the Committee shall select the applicable Performance Criteria, Performance Period and Performance Target for the Award consistent with the terms of the Plan and Section 162(m). The Committee may select Performance Criteria, Performance Periods and Performance Targets for Restricted Stock and Other Stock-Based Awards for Participants other than Covered Employees in its discretion. The Committee shall have no discretion to increase the amount of compensation payable to Covered Employees if a Performance Target has been attained, but the Committee may adjust compensation to increase the amount, in its discretion, to any other Participant. The Committee may adjust Performance Targets to take into account the effects of any Extraordinary Items equitably in a manner consistent with the determination of the original Award, provided, however, no such adjustment may be made with respect to any Award to a Covered Employee which is intended to qualify as "performance based compensation" unless such adjustment satisfies the requirements of Code Section 162(m) and the related Rules.

     For Awards to Covered Employees which are intended to qualify as "performance based compensation" under Code Section 162(m), the Performance Target with respect to the selected Performance Criteria must be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and the Rules thereunder and while the performance relating to the Performance Target remains substantially uncertain within the meaning of such Section 162(m) and Rules. At the time the Performance Targets are established, the Committee shall provide, in terms of an objective formula or standard for each Covered Employee, the method of computing the specific amount that will represent the maximum number of Shares or amount of other compensation payable to the Participant if the Performance Target is attained.

12.  AWARDS NOT TRANSFERABLE

     Unless transferability is permitted under certain conditions as determined by the Committee, no Award is transferable by the Participant other than (i) by will or the laws of descent and distribution, (ii) pursuant to a domestic relations order, or (iii) to the extent permitted under the Plan, the Award or interpretation of the Committee, by gift to family members or by gift or permitted non-cash exchange to entities beneficially owned by family members or other permitted transferees, and shall be exercisable only by the Participant, the Participant's legal representative, or the Participant's permitted transferees. Shares of Restricted Stock may not be sold or otherwise transferred until ownership vests in the Participant.

13.  GENERAL RESTRICTION ON ISSUANCE OF STOCK CERTIFICATES

     The Company shall not be required to deliver any certificate upon the grant, vesting or exercise of any Award until it has been furnished with such documents as it may deem necessary to insure compliance with any law or Rules of the SEC or any other governmental authority having jurisdiction under the Plan. Certificates for Shares delivered upon such grant or exercise shall bear legends restricting transfer or other restrictions or conditions to the extent required by law or determined by the Committee. Each Award under the Plan is subject to the condition that, if at any time the Committee shall determine that the listing, registration or qualification of the Shares subject to such Award under any state or federal law or other applicable Rule, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of the granting of such Awards or the issue or purchase of Shares thereunder, such Awards may not vest or be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

14.  TERMINATION OF EMPLOYMENT

     If the employment of a Participant terminates by reason of the Participant's Retirement, Disability or death, any Award may be exercised or received by the Participant, the Participant's designated beneficiary or legal representative or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of one year after the date of Retirement, Disability or death but only if, and to the extent that the Participant was entitled to exercise or receive the Award at the date of Retirement, Disability or death and subject to such other terms and conditions as may be specified in the Award and the Plan. All Awards or any portion thereof not yet vested or exercisable on the date of Retirement, Disability or death shall terminate immediately on the date of termination (except as otherwise provided by the Committee or an employment agreement between the Company and the Participant). Upon termination of the Participant's employment for any reason other than Retirement, Disability or death, any Award may be exercised or received by the Participant, the Participant's designated beneficiary or legal representative or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of thirty days after the date of termination but only if, and to the extent that the Participant was entitled to exercise or receive the Award at the date of termination and subject to such other terms and conditions as may be specified in the Award and the Plan. All Awards or any portion thereof not yet vested or exercisable on the date of termination other than by reason of Retirement, Disability or death shall terminate immediately on the date of termination (except as otherwise provided by the Committee or an employment agreement between the Company and the Participant).

     Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling the Participant to reemployment in a comparable position by law or Rule shall not constitute a termination of employment for purposes of the Plan unless the Participant does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law or Rule.

15.  ADJUSTMENT OF AWARDS

     In the event of any change in the Common Stock of the Company by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares authorized under Section 4 for the Plan, the number and kind of shares which thereafter are subject to an Award under the Plan and the number and kind of unexercised Stock Options or Other Stock-Based Awards and the number of Shares of Restricted Stock and the price per share shall be adjusted automatically consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan.

16.  NO EMPLOYMENT RIGHTS

     The Plan and any Awards granted under the Plan shall not confer upon any Participant any right with respect to continuance as an employee of the Company, nor shall the Plan or such Awards interfere in any way with the right of the Company to terminate the Participant's position as an employee or director at any time.

17.  RIGHTS AS A SHAREHOLDER

     The recipient of any Award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for the underlying Shares are issued to the recipient, except as otherwise specifically provided by the Committee.

18.  SECTION 162(m) CONDITIONS

     It is the intent of the Company that the Plan and Awards granted under the Plan satisfy and be interpreted in a manner that satisfies any applicable requirements of Code Section 162(m) as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Code Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan or any Award intended (or required in order) to satisfy the applicable requirements of Code Section 162(m) are applicable only to Covered Employees.

19.  AMENDMENT AND DISCONTINUANCE

     The Plan and any Award outstanding under the Plan may be amended, modified or terminated by the Committee at any time and all Awards shall be subject to the Plan, as amended from time to time, except that the Committee may not, without approval of the Participant to whom the Award was granted or his legal representative or permitted transferee adversely affect the rights of such person under such Award. No amendment, modification, or termination of the Plan shall be effective without stockholder approval if such approval is required under applicable law or Rule or any regulation of the stock market on which the Common Stock is traded.

20.  CHANGE IN CONTROL

         (a) Notwithstanding other provisions of the Plan, in the event of a Change in Control of the Company, all of a Participant's Awards shall become immediately vested and exercisable or fully earned at the maximum amount, except with respect to Covered Employees for "performance based compensation" as otherwise determined by the Committee.

         (b) In the event of a Change in Control, in the discretion of the Committee, each Participant who is a Section 16 insider with respect to whom the Change in Control might result in a violation under Section 16(b) of the Exchange Act, may receive, in exchange for the surrender of the Stock Option, an amount of cash equal to the difference between the fair market value (based on the kind and amount of any securities, cash, other property or other consideration to be received with respect to each Share in the Change in Control transaction as determined by the Committee) of the Common Stock covered by the Award and the option price of such Common Stock under the Stock Option or to receive, in exchange for any other Award, an amount of cash equivalent to such fair market value had the Participant received the Shares or other compensation as intended under the Award prior to the Change in Control.

         (c) Notwithstanding the foregoing, the Plan and any Awards outstanding under the Plan shall be binding upon any successor to the Company, whether such successor is the result of a direct or indirect purchase, merger, consolidation or other acquisition of all or substantially all of the business and/or assets of the Company.

21.  GOVERNING LAW

     The Plan and any Award made pursuant to it shall be construed under the laws of the State of Delaware.

Dated:  June 23, 1997                    CANANDAIGUA WINE COMPANY, INC.


                                         By: /s/ RICHARD SANDS
                                             --------------------------
                                         Title: President
                                                -----------------------

Date of Stockholder Approval  July 22, 1997
                              -------------

                                     ANNEX A
                                       TO
                         LONG-TERM STOCK INCENTIVE PLAN

                               CERTAIN DEFINITIONS

     Capitalized terms used in the Plan shall have the meanings set forth below:

"AWARD" means any grant of Stock Options, Restricted Stock, Stock Appreciation Rights or Other Stock-Based Award under the Plan.

"CAUSE" means, solely for the purposes of the Plan, gross negligence or willful misconduct or commission of a felony or an act of moral turpitude determined by the Committee to be detrimental to the best interests of the Company or, if the Participant is subject to a written agreement with the Company "cause" shall have the meaning set forth in that agreement.

"CHANGE IN CONTROL" means:

     (a)  there shall be consummated

          (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which any Shares are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a direct or indirect wholly-owned subsidiary of the Company or a parent of the Company immediately before the consolidation or merger; or

          (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

     (b) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

     (c) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the voting control of the Company's then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Company immediately before it becomes such 30% beneficial owner of voting control; or

     (d) individuals who constitute the Company's Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Incumbent Board.

"CODE" means the Internal Revenue Code of 1986, as amended.

"COMPANY" means Canandaigua Wine Company, Inc. and its Subsidiaries, except where the context indicates that only the parent company is intended.

"COMMITTEE" means the committee appointed by the Company's Board of Directors (the "Committee") consisting of not fewer than the number of members of the Board of Directors required under Code Section 162(m) and the Rules of the IRS thereunder for determining performance based compensation which is deductible by the Company who are "outside directors" as defined from time to time under the IRS Rules and, to the extent possible are also "Non-Employee Directors" as defined from time to time under the SEC Rules for approval of Awards exempt from Section 16(b). If any member of the Committee does not qualify as an "outside director", Awards under the Plan for Covered Employees shall be administered by a subcommittee of the Committee comprised solely of members who qualify as outside directors to the extent desireable to preserve the deductibility of such compensation under Section 162(m) of the Code and such subcommittee shall constitute the Committee for all purposes under the Plan. The full Board of Directors, in its discretion, may act as the Committee under the Plan and shall do so with respect to grants of Awards to non-employee directors. The Committee may delegate to selected officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to management, the term "Committee" as used herein shall include the officer or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors shall retain overall responsibility for the operation of the Plan. Management acting pursuant to delegated authority shall not make Awards under the Plan to any Covered Employees or other Section 16 insider.

"COMMON STOCK" means the Class A Common Stock of the Company, par value $.01 per Share.

"COVERED EMPLOYEE" means the Chief Executive Officer of the Company and the four other most highly compensated officers of the Company as such term is defined under the Rules promulgated under Section 162(m) of the Code and such other officers as may be designated by the Committee.

"DISABILITY" means the inability of a Participant to perform his or her duties for a period in excess of the applicable statutory short-term disability coverage provided by the Company. The date of termination with respect to Disability shall be the day following the date such short term disability protection lapses.

"EXTRAORDINARY ITEMS" means (a) items presented as such (or other comparable terms) on the Company's audited financial statements, (b) extraordinary, unusual or nonrecurring items of gain or loss, (c) changes in tax or accounting laws or Rules, and (d) the effects of mergers, acquisitions, divestitures, spin offs or significant transactions, each of which are identified in the audited financial statements and notes thereto or in the "management's discussion and analysis" of the financial statements in a period report filed with the SEC under the Exchange Act.

"FAIR MARKET VALUE" of a Share means the closing price of the Common Stock on the NASDAQ Stock Market or other national stock exchange on which the Common Stock is actively traded for the date as reported in the WALL STREET JOURNAL, Eastern Edition or such other standard reference service as the Committee may select.

"IRS" means the Internal Revenue Service and, if the context permits, the courts interpreting the Code.

"OTHER STOCK-BASED AWARD" means an Award granted pursuant to Section 8 of the Plan which is subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award.

"PARTICIPANT" means any employee of the Company or non-employee director of the Company who has received an Award under the Plan.

"PERFORMANCE CRITERIA" means one or more of the following performance criteria selected by the Committee with respect to any performance-based Award: (a) increases in the Fair Market Value of a Share, (b) shareholder value added, (c) cash flow, (d) earnings per share, (e) earnings of the Company before deducting interest, taxes, depreciation and amortization, (f) return on equity, (g) return on capital, (h) return on assets or net assets, (i) cost reduction or control,
(j) operating income or net operating income, (k) operating margins/sales in one or more business segments or product lines, (l) return on operating revenue, and
(m) market share in one or more business segments or product lines. Performance criteria may be established on a corporate, divisional, business unit or consolidated basis and measured absolutely or relative to the Company's peers.

"PERFORMANCE PERIOD" means the fiscal year or years or other period established by the Committee with respect to which the Performance Targets are set by the Committee.

"PERFORMANCE TARGET" means one or more specific objective goal or goals (which may be cumulative or alternative) that are timely set in writing by the Committee for each Participant for the applicable Performance Period with respect to any one or more of the Performance Criteria.

"PLAN" means the Long-Term Stock Incentive Plan of the Company, as amended from time to time.

"RESTRICTED STOCK" means Shares granted pursuant to Section 7 of the Plan which are subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award.

"RETIREMENT" means a termination of employment by an employee who is at least 60 years of age and after at least 10 years of service with the Company (which shall include entities acquired by the Company, if the Committee so determines).

"RULES" means rules, regulations and interpretations issued by the governmental authority charged with administering any law and any judicial interpretations applicable thereto.

"SEC"  means  the  Securities  and  Exchange  Commission.

"SHARES" means shares of the Company's Class A Common Stock, par value $.01 per share.

"STOCK OPTION" means any nonqualified Stock Option granted pursuant to Section 5 of the Plan which is subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award and the Plan.

"SUBSIDIARIES" means (a) all corporations of which at least fifty percent of the voting stock is owned by the Company directly or through one or more corporations at least fifty percent of whose voting stock is so owned, and (b) partnerships or other entities in which the Company has, either directly or indirectly, at least a fifty percent interest in the capital or profits.

OTHER TERMS: Any other terms used in the Plan which are defined in Sections 83, 162(m) or 421 of the Internal Revenue Code as amended, or the Rules thereunder or corresponding provisions of subsequent laws and Rules in effect at the time Awards are made under the Plan, shall have the meanings set forth in such laws or Rules.



                           AMENDMENT NUMBER ONE TO THE
                         CANANDAIGUA WINE COMPANY, INC.
                         LONG-TERM STOCK INCENTIVE PLAN

     This Amendment Number One to the Canandaigua Wine Company, Inc. Long-Term Stock Incentive Plan (the "Plan") was approved pursuant to Section 19 of the Plan by the Board of Directors of Canandaigua Brands, Inc. (f/k/a Canandaigua Wine Company, Inc., the "Company"), acting in its capacity as the Committee under the Plan. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Plan and Annex A thereto.

     1. NAME. The name of the Plan is hereby changed to "Canandaigua Brands, Inc. Long-Term Stock Incentive Plan."

     2. DEFINITION OF COMMITTEE. The definition of the term "Committee" as used in the Plan and defined in Annex A to the Plan is hereby amended and restated to read in its entirety as follows:

          "COMMITTEE" means the committee appointed from time to time by the Company's Board of Directors to administer the Plan (the "Committee"). The full Board of Directors, in its discretion, may act as the
          Committee under the Plan, whether or not a Committee has been appointed, and shall do so with respect to grants of Awards to non-employee directors. The Committee may delegate to one or more members of the Committee or officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to a member of the Committee, officer or a committee thereof, the term "Committee" as used herein shall include the member of the Committee, officer or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors and appointed by the Board of Directors shall retain overall responsibility for the operation of the Plan.

     In witness whereof, Canandaigua Brands, Inc. has caused this instrument to be executed as of September 15, 1997.

                                                  CANANDAIGUA BRANDS, INC.

                                                  By: /s/ Richard Sands
                                                      ------------------------
                                                      Richard Sands, President


                           AMENDMENT NUMBER TWO TO THE
                            CANANDAIGUA BRANDS, INC.
                         LONG-TERM STOCK INCENTIVE PLAN

     This Amendment Number Two to the Canandaigua Brands, Inc. Long-Term Stock Incentive Plan, as amended (the "Plan"), was approved pursuant to Section 19 of the Plan by the Board of Directors of Canandaigua Brands, Inc. (the "Company"), acting in its capacity as the Committee under the Plan, and by the stockholders of the Company. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Plan and Annex A thereto.

     The Plan is hereby amended to increase the number of shares of the Company's Common Stock with respect to which Awards may be made under the Plan from four million shares to seven million shares by amending the first sentence of the first paragraph of Section 4 of the Plan to read in its entirety as follows:

     The total number of shares of the Company's Common Stock available for Awards under the Plan in the aggregate shall not exceed seven million shares.

     In witness whereof, Canandaigua Brands, Inc. has caused this instrument to be executed as of July 20, 1999.
                       --

                                               CANANDAIGUA BRANDS, INC.


                                               By: /s/ Richard Sands
                                                   -------------------------
                                                   Richard Sands, President



                             AMENDMENT NUMBER THREE
                                     TO THE
                            CANANDAIGUA BRANDS, INC.
                         LONG-TERM STOCK INCENTIVE PLAN

     This Amendment Number Three to the Canandaigua Brands, Inc. Long-Term Stock Incentive Plan, as amended (the "Plan"), is adopted pursuant to Section 19 of the Plan by the Human Resources Committee of the Board of Directors of Canandaigua Brands, Inc. Capitalized terms used herein, which are not otherwise defined, shall have the meanings ascribed to them in the Plan.

     1. Section 14 of the Plan is amended, effective June 21, 2000, by deleting the second sentence of the first paragraph of such section and substituting in its place the following:

         All Awards or any portion thereof not yet vested or exercisable on the date of Retirement, Disability or death shall become immediately vested and exercisable on the date of termination due to Retirement, Disability or death (except as otherwise provided by the Committee or an employment agreement between the Company and the Participant).

     IN WITNESS WHEREOF, Canandaigua Brands, Inc. has caused this instrument to be executed as of June 21, 2000.

                                           CANANDAIGUA BRANDS, INC.


                                           By:/s/Richard  Sands
                                              --------------------------
                                              Richard Sands, President


                              AMENDMENT NUMBER FOUR
                                     TO THE
                            CANANDAIGUA BRANDS, INC.
                         LONG-TERM STOCK INCENTIVE PLAN

This Amendment Number Four to the Canandaigua Brands, Inc. Long-Term Stock Incentive Plan (the "Plan") is adopted pursuant to Section 19 of the Plan by the Board of Directors of Constellation Brands, Inc. (f/k/a Canandaigua Brands, Inc.) (the "Company"), acting in its capacity as the Committee under the Plan. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Plan and Annex A thereto.

     1. NAME. The name of the Plan is hereby changed to "Constellation Brands, Inc. Long-Term Stock Incentive Plan," and all references to the Company name in the Plan are hereby replaced by references to "Constellation Brands, Inc."

In witness whereof, Constellation Brands, Inc. has caused this instrument to be executed as of December 21, 2000.

                                                  CONSTELLATION BRANDS, INC.


                                                  By: /s/ Richard Sands
                                                      ------------------------
                                                      Richard Sands, President

                                   APPENDIX B

     EXPLANATORY  NOTE:   The  Constellation  Brands,  Inc.  Annual   Management
Incentive Plan, as amended, is filed herewith, pursuant to Instruction 3 to Item 10 of Schedule 14A and is not part of the Proxy Statement.

                         CANANDAIGUA WINE COMPANY, INC.

                        ANNUAL MANAGEMENT INCENTIVE PLAN

     This Annual Management Incentive Plan was approved by the Board of Directors of the Company on June 23, 1997 and shall be effective upon approval by the stockholders. Certain capitalized terms used in the Plan are defined in Annex A.

1.   PURPOSE

     The Plan is designed to enable the Company to attract and retain valued employees and to provide them with incentives to attain certain annual performance goals.

2.   ADMINISTRATION

     The Plan shall be administered by a Committee of the Company's Board of Directors. This Committee shall consist of at least two members of the Company's Board of Directors, all of whom are (a) "outside directors" within the meaning of Section 162(m), and (b) not eligible to participate in the Plan. Subject to the Plan, the Committee shall possess the sole authority, in its discretion, to
(i) establish and administer the Performance  Criteria and Performance  Targets,
(ii) select the Participating Executives who will receive Bonuses under the Plan, (iii) determine the amount of such Bonuses and any terms, conditions or limitations on the payment of any Bonuses, (iv) interpret the Plan, (v) make and amend rules and regulations relating to the Plan, and (vi) make all other determinations necessary or advisable for the administration of the Plan.

3.   TERMS AND CONDITIONS OF BONUSES

     For each Performance Period, the Committee shall select, at the time the Performance Criteria and Performance Targets are determined, the Participating Executives. Each Participating Executive may receive a Bonus if and only if the Performance Targets established by the Committee, relative to the applicable Performance Criteria, are attained. The applicable Performance Period and Performance Targets shall be determined by the Committee consistent with the terms of the Plan and Section 162(m). The Committee may adjust Performance Targets to take into account the effects of any Extraordinary Items equitably in a manner consistent with the determination of the original Bonus, provided, however, no such adjustment may be made with respect to any Bonus to a Participating Executive which is intended to qualify as "performance based compensation" unless such adjustment satisfies the requirements of Section 162(m) and the related Rules.

     The Performance Target with respect to the Performance Criteria must be established by the Committee in advance of the deadlines applicable under
Section 162(m) and while the performance relating to the Performance Target remains substantially uncertain within the meaning of Section 162(m). At the time the Performance Target is established, the Committee shall provide, in terms of an objective formula or standard for each Participating Executive, the method of computing the specific amount that will represent the maximum amount of Bonus payable to the Participant if the Performance Target is attained.

     Notwithstanding any other provision hereof, no Participating Executive shall receive a Bonus under the Plan for any fiscal year or other Performance Period in excess of $2 million. Any Bonuses awarded by the Committee under the Plan shall be paid within 30 days after year-end financial results are reported or, if later, as soon as practicable following the Committee's determinations and certification under this Section. Any such payment shall be in cash or cash equivalent, subject to applicable withholding requirements. Notwithstanding the foregoing, the Committee may, in its sole discretion, defer the payout of any Bonus. In the case of the delay of a Bonus otherwise payable at or after the attainment and certification of the applicable Performance Target, any additional amount payable as a result of the delay shall be limited to the Moody's Average Corporate Bond Yield during the deferral period.

     No Participating Executive shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan and that the Performance Target and any other material terms previously established by the Committee or set forth in the Plan were in fact satisfied.

4.   TERMINATION OF EMPLOYMENT

     If the employment of a Participating Executive terminates by reason of such Participating Executive's Retirement, Disability, death or involuntary termination without Cause, a ratable portion of any applicable Bonus shall be paid, subject to the attainment of the applicable Performance Target, at or after the attainment and certification of the applicable Performance Target at the end of the fiscal year or other Performance Period. The ratable portion of the Bonus shall be determined by multiplying the bonus by a fraction, the numerator  of  which  is the  number  of  full  or  partial  months  during  the
Performance Period during which the Participating Executive was employed, and the denominator of which is the number of calendar months in the Performance Period. Upon termination of the Participating Executive's employment by voluntary resignation or for Cause, all Bonuses for which the Participating Executive may be eligible shall be forfeited unless the Committee otherwise expressly so provides in a written contract or other written instrument.

5.   ADJUSTMENTS

     In the event of any change in the Company's applicable accounting principles or practices by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, exchange of shares, rights offering or other similar change which occurs after the Performance Targets are established for a given Performance Period, the amount of the Bonuses paid under the Plan for such Performance Period shall be automatically adjusted consistent with such change to prevent dilution or enlargement of the Bonuses under the Plan.

6.   NO EMPLOYMENT RIGHTS

     The Plan shall not confer upon any Participating Executive any right with respect to continuance as an employee of the Company, nor shall it interfere in any way with the right of the Company to terminate the Participating Executive's position as an employee.

7.   DISCRETION OF COMPANY

     Any decision made or action taken by the Company, the Committee or the Board of Directors in connection with the creation, amendment, construction, administration, interpretation or effect of the Plan shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. No officer, director or member of the Committee shall have any liability for actions taken or omitted under the Plan by the member or by any other person.

8.   AMENDMENT AND DISCONTINUANCE

     The Plan may be amended, modified or terminated by the Committee at any time, and all Bonuses shall be subject to the Plan as amended from time to time, except that the Committee may not, without the approval of a Participating Executive adversely affect any rights under the Plan. No amendment, modification or termination shall be effective without the approval of the Board of Directors and/or the stockholders if such approval is necessary to comply with the applicable provisions of Section 162(m).

9.   CHANGE OF CONTROL

     Notwithstanding other provisions of the Plan, in the event of a Change of Control of the Company, the Performance Period for a Participating Executive shall end on the date of the Change of Control and the Performance Target shall be adjusted to reflect the early termination of the Performance Period. If the Performance Target, as adjusted, is deemed satisfied by the Committee, the Participating Executive may receive a ratable portion of the Bonus that would have been paid if the Performance Period had not been terminated early and the Performance Target had been satisfied. The ratable portion of the Bonus shall be determined by multiplying the original Bonus by a fraction, the numerator of which is the number of months from the first day of the Performance Period to the date of the Change of Control (including any fractional month) and the denominator of which is the total number of months in the original Performance Period.

     The Plan shall be binding upon any successor to the Company, whether such successor is the result of a direct or indirect purchase, merger, consolidation or other acquisition of all or substantially all of the business and/or assets of the Company.

10.  SECTION 162(m) CONDITIONS

     It is the intent of the Company that the Plan and Bonuses paid under the Plan satisfy and be interpreted in a manner that satisfies any applicable requirements of Section 162(m) as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan or any Bonus intended (or required in order) to satisfy the applicable requirements of Section 162(m) are applicable only to persons whose compensation is subject to Section 162(m).

11.  NO FUNDING OF THE PLAN

     The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to any Participating Executive under the Plan. The Plan shall constitute an "unfunded" plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any rights of any Participating Executive shall be limited to those of a general unsecured creditor.

12.  NON-TRANSFERABILITY

     Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void. This Section shall not apply to an assignment of a contingency or payment due after the death of a Participating Executive to such Participating Executive's legal representative or beneficiary.

13.  EFFECTIVE DATE

     The effective date of the Plan shall be the date the Plan is approved by the Company's stockholders.

14.  DEFINITIONS

     Any terms or provisions used herein which are defined in Section 162(m) shall have the meanings as therein defined.

15.  GOVERNING LAW

     To the extent not inconsistent with the provisions of Section 162(m), the Plan shall be construed under the laws of the State of New York.

Dated: June 23, 1997                              CANANDAIGUA WINE COMPANY, INC.
            --

                                                  By: /s/ Richard Sands
                                                      -----------------------
                                                  Title: President
                                                         --------------------

Date of Stockholder Approval: July 22, 1997
                               ------------

                                     ANNEX A
                                       TO
                        ANNUAL MANAGEMENT INCENTIVE PLAN

                               CERTAIN DEFINITIONS

   Capitalized  terms  used in the Plan shall have the meanings set forth below:

"BONUS"  means  a  cash payment or payment opportunity, as the context requires.

"CAUSE" means, solely for the purposes of the Plan, gross negligence or willful misconduct or commission of a felony or an act of moral turpitude determined by the Committee to be detrimental to the best interests of the Company or, if the Participating Executive is subject to a written agreement with the Company "cause" shall have the meaning set forth in that agreement.

"CHANGE OF CONTROL" means:

     (a)  there shall be consummated

          (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which any Shares are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a direct or indirect wholly-owned subsidiary of the Company or a parent of the Company immediately before the consolidation or merger; or

          (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

     (b) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

     (c) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more voting control of the Company's then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Company immediately before it becomes such 30% beneficial owner of voting control; or

     (d) individuals who constitute the Company's Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Incumbent Board.

"CODE"  means  the  Internal  Revenue  Code  of  1986,  as  amended.

"COMPANY" means Canandaigua Wine Company, Inc. and its Subsidiaries, except when the context indicates that only the parent company is intended.

"COMMITTEE" means the committee appointed by the Board of Directors of the Company to administer the Plan as provided in Section 2.

"DISABILITY" means the inability of a Participant to perform his or her duties for a period in excess of the applicable statutory short-term disability coverage provided by the Company. The date of termination with respect to Disability shall be the day following the date such short-term disability protection lapses.

"EXTRAORDINARY ITEMS" means (a) items presented as such (or other comparable terms) on the Company's audited financial statements, (b) extraordinary, unusual or nonrecurring items of gain or loss, (c) changes in tax or accounting laws or Rules, and (d) the effects of mergers, acquisitions, divestitures, spin offs or significant transactions, each of which are identified in the audited financial statements and notes thereto or in the "management's discussion and analysis" of the financial statements in a period report filed with the SEC under the Exchange Act.

"PARTICIPATING EXECUTIVE" means a key employee (including any officer) of the Company or one of its Subsidiaries selected by the Committee to participate in the Plan.

"PERFORMANCE CRITERIA" means one or more of the following performance criteria selected by the Committee with respect to any performance-based Award: (a) increases in the Fair Market Value of a Share, (b) shareholder value added, (c) cash flow, (d) earnings per share, (e) earnings of the Company before deducting interest, taxes, depreciation and amortization, (f) return on equity, (g) return on capital, (h) return on assets or net assets, (i) cost reduction or control,
(j) operating income or net operating income, (k) operating margins/sales in one or more business segments or product lines, (l) return on operating revenue, and
(m) market share in one or more business segments or product lines. Performance criteria may be established on a corporate, divisional, business unit or consolidated basis and measured absolutely or relative to the Company's peers.

"PERFORMANCE PERIOD" means the fiscal year or years or other period established by the Committee with respect to which the Performance Targets are set by the Committee.

"PERFORMANCE TARGET" means one or more specific objective goal or goals (which may be cumulative or alternative) that are timely set in writing by the Committee for each Participant for the applicable Performance Period with respect to any one or more of the Performance Criteria.

"PLAN" means the Annual Management Incentive Plan of the Company, as amended from time to time.

"RETIREMENT" means a termination of employment by an employee who is at least 60 years of age and after at least 10 years of service with the Company (which shall include entities acquired by the Company, if the Committee so determines).

"RULES" means rules, regulations and interpretations issued by the governmental authority charged with administering any law and any judicial interpretations applicable thereto.

"SECTION 162(m)" means Section 162(m) of the Code, together with the regulations promulgated thereunder, all as amended from time to time.

"SHARES" means shares of the Company's Class A Common Stock, par value $.01 per share.

"SUBSIDIARIES" means (a) all corporations of which at least fifty percent of the voting stock is owned by the Company directly or through one or more corporations at least fifty percent of whose voting stock is so owned, and (b) partnerships or other entities in which the Company has, either directly or indirectly, at least a fifty percent interest in the capital or profits.



                              AMENDMENT NUMBER ONE
                                     TO THE
                         CANANDAIGUA WINE COMPANY, INC.
                        ANNUAL MANAGEMENT INCENTIVE PLAN


This Amendment Number One to the Canandaigua Wine Company, Inc. Annual Management Incentive Plan (the "Plan") was approved pursuant to Section 8 of the Plan by the Human Resources Committee of the Board of Directors of Canandaigua Brands, Inc. (f/k/a Canandaigua Wine Company, Inc.) (the "Company"), acting in its capacity as the Committee under the Plan. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Plan and Annex A thereto.

     1. NAME. The name of the Plan is hereby changed to "Canandaigua Brands, Inc. Annual Management Incentive Plan."

     2. DEFINITION OF COMPANY. The definition of the term "Company" as used in the Plan and defined in Annex A to the Plan is hereby amended and restated to read in its entirety as follows:

          "Company" means Canandaigua Brands, Inc. and its Subsidiaries, except when the context indicates that only the parent company is intended.

     In witness whereof, Canandaigua Brands, Inc. has caused this instrument to be executed as of March 31, 1998


                                             CANANDAIGUA BRANDS, INC.


                                             By:  /s/ Richard Sands
                                                  ------------------------
                                                  Richard Sands, President



                              AMENDMENT NUMBER TWO
                                     TO THE
                            CANANDAIGUA BRANDS, INC.
                        ANNUAL MANAGEMENT INCENTIVE PLAN


This Amendment Number Two to the Canandaigua Brands, Inc. Annual Management Incentive Plan (the "Plan") is adopted pursuant to Section 8 of the Plan by the Human Resources Committee of the Board of Directors of Constellation Brands, Inc. (f/k/a Canandaigua Brands, Inc.) (the "Company"), acting in its capacity as the Committee under the Plan. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Plan and Annex A thereto.

     1. NAME. The name of the Plan is hereby changed to "Constellation Brands, Inc. Annual Management Incentive Plan," and all references to the Company name in the Plan are hereby replaced by references to "Constellation Brands, Inc."


In witness whereof, Constellation Brands, Inc. has caused this instrument to be executed as of December 21, 2000.

                                                  CONSTELLATION BRANDS, INC.


                                                  By: /s/ Richard Sands
                                                      ------------------------
                                                      Richard Sands, President